                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.    )

Filed by the registrant [X]
Filed by party other than the registrant  [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                   AXONYX INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  Michael R. Espey, Vice President & Secretary
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transactions applies:

-------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

-------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount previously paid:

-------------------------------------------------------------------------------

         (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------

         (3) Filing party:

-------------------------------------------------------------------------------

         (4) Date filed:

-------------------------------------------------------------------------------

                                   AXONYX INC.

-------------------------------------------------------------------------------

                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1999

-------------------------------------------------------------------------------

TO THE HOLDERS OF THE COMMON STOCK:

         PLEASE TAKE NOTICE that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Axonyx Inc., a Nevada corporation (the "Company") will be held at the offices of Gibbons, Del Deo, Dolan, Griffinger & Vecchione located at One Riverfront Plaza, 16th Floor, Newark, New Jersey 07102-5487 at 10:00 a.m. on September 17, 1999, or at any and all adjournments thereof, for the following purposes, as more fully described in the attached Proxy Statement.

         1. To elect five directors to our Board of Directors to hold office until our 2000 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         2. To ratify the appointment of Richard A. Eisner & Company, LLP as auditors of our financial statements for the fiscal year ending December 31, 1999; and

         3. To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on August 25, 1999 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible. No postage is required if the enclosed envelope is used and mailed in the United States.

                                By Order of the Board of Directors

                                /s/ Michael R. Espey
                                -----------------------------------
                                Michael R. Espey
                                Vice President & Secretary

August 27, 1999

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL STOCKHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY SHEET AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY SHEET MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                                   AXONYX INC.


         ----------------------------------------------------------------

                       PROXY STATEMENT FOR ANNUAL MEETING
                          TO BE HELD SEPTEMBER 17, 1999

         ----------------------------------------------------------------

                               GENERAL INFORMATION

         The accompanying proxy is solicited by the Board of Directors of Axonyx Inc. with its principal executive offices at 750 Lexington Ave., Suite 1400, New York, New York 10022 (the "Company") for use at the annual meeting of stockholders (the "Annual Meeting") to be held on September 17, 1999, and any adjournment of the Annual Meeting, and it will be voted by the proxy holders in accordance with the instructions given in the proxy if it is returned and received in time for the Annual Meeting, is duly executed and is not revoked. If no direction is given in the proxy, the votes represented thereby will be voted "For" (i) the election of the directors nominated by the Board and (ii) the ratification of the appointment of Richard A. Eisner & Company, LLP as auditors of our financial statements for the fiscal year ending December 31, 1999. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. So far as the Company is aware, no matters will be presented to the Meeting for action on the part of the stockholders other than business in the foregoing Notice. This Proxy Statement and the accompanying proxy are being sent to stockholders on or about August 27, 1999.

PROXY REVOCATION PROCEDURE

         A proxy may be revoked at any time before it has been exercised by written notice of revocation given to the Secretary of the Company, by executing and delivering to the Secretary a proxy dated as of a later date than the enclosed proxy, or by attending the Annual Meeting and voting in person. Attendance at the Meeting will not in and of itself revoke a proxy.

ABSTENTIONS, BROKER NON-VOTES

         Abstentions will be deemed to be present at the Meeting for purposes of determining a quorum and will be counted as voting (but not "for" or "against") with regard to the issue to which the abstention relates. Any "broker non-vote" also will be deemed to be present for quorum purposes, but will not be counted as voting with regard to the issue to which it relates.

HOLDERS OF RECORD, QUORUM

         Holders of record of Common Stock at the close of business on August 25, 1999 are entitled to vote at the Annual Meeting. There were 12,626,002 shares of Common Stock outstanding as of the record date. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders.

                                                                             2
PROXY COMMITTEE

        Management of the Company has appointed a Proxy Committee consisting of Michael Strage and Michael Espey in whose names the proxies are solicited on behalf of the Company and the Board of Directors.

                              ELECTION OF DIRECTORS
                                    (ITEM 1)

THE BOARD OF DIRECTORS

         The Company's business is managed under the direction of its Board of Directors. The Board of Directors has designated as nominees for election the five directors currently serving on the Board. See "Nominees for Director" below for profiles of the nominees. After the election of five directors at the meeting, the Company will have five directors.

         All of the nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. The Company has no reason to believe that any nominee will be unavailable.

         THE BOARD RECOMMENDS A VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED BELOW. The holders of Common Stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date. As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees. Except to the extent that a stockholder withholds votes from any and all nominees, the persons named in the proxy, in their sole discretion, will vote such proxy for the election of the nominees listed below. The five nominees who receive the most votes shall be elected as directors. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

NOMINEES FOR DIRECTOR

         ALBERT D. ANGEL, age 62, has been the Chairman of the Board of Directors of the Company since December 1998. Previously he served as the Chairman of the Board of Directors of the predecessor of the Company (also named Axonyx Inc.) from March 1997. Albert Angel is President of Angel Consulting and a partner in Naimark & Associates, both of which provide management, marketing, planning and public affairs advice to pharmaceutical and biotechnology companies. He is also vice-chair of the National Board of Trustees of the National Jewish Medical and Research Center (Denver, Colorado). He has more than 30 years of experience in the pharmaceutical and biotechnology fields, primarily at Merck & Co., Inc. After army service, Mr. Angel was an associate with the firm of Hughes Hubbard Blair & Reed until 1967. Mr. Angel joined Merck in 1967 as Latin American attorney and served successively as European Counsel and International Counsel until 1977 when he relocated to London as Vice-President of

Merck Sharp & Dohme (Europe), Inc. During the next 8 years he served first as Regional Director responsible for Merck's Scandinavian businesses and then as Chairman and Managing Director of Merck Sharp & Dohme Limited responsible for business activities in the United Kingdom, Ireland and Anglophone Africa. From 1985 to 1993 Mr. Angel served as Vice-President, Public Affairs for Merck & Co., Inc. Mr. Angel received his law degree from Yale Law School in 1960.

         MICHAEL R. ESPEY, age 37, has been a Vice President, Director and the Secretary of the Company since December 1998. Previously he served as Vice President, Director and the Secretary of the predecessor of the Company from September 1998, and served as Vice President, Director and the Treasurer of the predecessor of the Company from January 1997. Prior to joining the Company, Michael worked at Espey & Associates, a New York firm where he was involved in structuring securities placements. Prior to that, Mr. Espey served as General Counsel for the securities firm of Lee, Van Dyk, Zivarts, Pingree & Company (later Financial Services International Corporation) in Seattle. Mr. Espey received his law degree from the University of Washington in 1989.

         MARVIN S. HAUSMAN, M.D., age 57, has been a director and the President and Chief Executive Officer of the Company since December 1998. Previously, Dr. Hausman was a director and the President and Chief Executive Officer of the predecessor of the Company from January 1997. Dr. Hausman was a founder of Medco Research Inc. a pharmaceutical biotechnology company specializing in adenosine products. He has thirty years experience in drug development and clinical care. Dr Hausman did residencies in General Surgery at Mt. Sinai Hospital in New York, and in Urological Surgery at U.C.L.A. Medical Center in Los Angeles. He also worked as a Research Associate at the National Institutes of Health, Bethesda, Maryland. He has been a Lecturer, Clinical Instructor and Attending Surgeon at the U.C.L.A. Medical Center Division of Urology and Cedars-Sinai Medical Center, Los Angeles. He has been a Consultant on Clinical/Pharmaceutical Research to various pharmaceutical companies, including Bristol-Meyers International, Mead-Johnson Pharmaceutical Company, Medco Research, Inc., and E.R. Squibb. Dr. Hausman is currently the President of Northwest Medical Research Partners, Inc., a medical technology and transfer company and is a member of the Board of Directors of Regent Assisted Living, Inc. Dr. Hausman received his medical degree from New York University School of Medicine in 1967.

         MICHAEL M. STRAGE, age 40, has been a Vice President, Director and the Treasurer of the Company since December 1998. Previously he served as Vice President, Director and the Treasurer of the predecessor of the Company from September 1998, and served as Vice President, Director and the Secretary of the predecessor of the Company from January 1997. Prior to joining the Company, Michael Strage was an associate the Los Angeles law firm of Hancock, Rothert & Bunschoft, and worked at Espey & Associates. Mr. Strage received his law degree from the University of Southern California in 1986.

         CHRISTOPHER WETHERHILL, age 50, has been a director of the Company since December 1998. Previously, he served on the Board of Directors of the predecessor of the Company from August 1997. Mr. Wetherhill is the managing director of Boundary Bay Investments Limited, a major stockholder of the Company. Mr. Wetherhill is a chartered accountant and the President and Chief Executive Officer of MRM Financial Services, Ltd. (the parent company of Hemisphere Management Limited). From September 1981 to June 1996, Mr Wetherhill was the President and Chief Executive Officer of Hemisphere Management Limited of Bermuda, a corporate management company. From 1971 until 1977 he was the manager of the accounting and management services department at Arthur Young & Co., now Ernst & Young, Bermuda. From 1977 to 1981, he was a director and financial controller of Offshore Contractors (Bermuda) Limited, a Bermuda company involved in offshore oil platform construction and shipping. He is a Fellow of the Institute of Chartered Accountants in England and Wales, a member of the Bermudian and Canadian Institutes of Chartered Accountants, and a Fellow of the Institute of Directors and Freeman of the City of London.

COMPENSATION AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company pays its non-employee directors (Mssrs. Angel, and Wetherhill) $500.00 for each Board Meeting attended in person and $250.00 for each Board Meeting attended by telephone. Directors are also reimbursed for their out-of-pocket expenses incurred to attend meetings. Directors were not compensated in any manner during the last fiscal year. Certain directors received stock options in January of this year under the Axonyx 1998 Stock Option Plan.

         During the year ended December 31, 1998, the Board of Directors met on four occasions. Each director attended at least 75% of the meetings of the Board and those committees on which the director served.

         The Board of Directors created the Compensation, Audit and Nominating Committees at the Board Meeting on January 13, 1999. Prior to that neither the Company nor its predecessors had any Board Committees.

         The Compensation Committee of the Board of Directors, currently consisting of Messrs. Albert Angel, Marvin Hausman and Christopher Wetherhill, makes proposals to the full Board for officer compensation programs, including salaries, option grants and other forms of compensation.

         The Audit Committee of the Board of Directors, currently consisting of Messrs. Christopher Wetherhill and Albert Angel, oversees the Company's audit activities and certain financial matters to protect against improper and unsound practices and to furnish adequate protection to all assets and records.

         The Nominating Committee of the Board of Directors, currently consisting of Messrs. Marvin Hausman and Albert Angel, makes proposals to the full Board concerning the hiring or engagement of directors, officers and certain employee positions.

                               RATIFICATION OF THE
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                    (ITEM 2)

         The Board of Directors has, subject to stockholder ratification, appointed Richard A. Eisner & Company, LLP, independent public accountants, to audit the accounts of the Company for the 1999 fiscal year. Richard A. Eisner & Company, LLP has served as the Company's independent accountants since 1998.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF RICHARD A. EISNER & COMPANY, LLP AS AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999. Submission of the appointment to stockholders is not required. However, the Board of Directors will reconsider the appointment if it is not approved by stockholders. The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal. It is not expected that representatives of Richard
A. Eisner & Company LLP will be present at the Annual Meeting.

                          EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

         The executive officers of the Company are Marvin S. Hausman, M.D., President and Chief Executive Officer, Michael R. Espey, Vice President and Secretary, Michael M. Strage, Vice President and Treasurer.

REPORT OF THE COMPENSATION COMMITTEE FOR 1998 AND 1999 EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors, a majority of which is composed of directors who have never been employees of the Company, is responsible for setting and administering the policies and programs that govern compensation. The Compensation Committee was formed in January 1999. Prior to that time no executive compensation, other than limited consultant fees, was paid. For 1999, the Company's executive compensation consists of two components: (1) an annual component, i.e., salaries, and the potential for year end bonuses, and (2) a long-term component, i.e., stock options. The Compensation Committee seeks to reward the management team if the Company achieves its corporate objectives, and it also recognizes meaningful differences in individual performance and offers the opportunity for executives to earn rewards when merited by individual performance.

         ANNUAL COMPONENT. Salaries for executive officers are determined by the Committee with reference to the job description and a general assessment of the executive's performance, experience and potential. Year end bonuses may be granted subject to an assessment of an executive's performance against established objectives. The Committee establishes these salaries annually or semi-annually, depending upon the individual.

         LONG-TERM COMPONENT. No stock options were granted to executive officers prior to January 1999. The Compensation Committee awarded stock options to certain executive officers in January 1999 based on the Committee member's assessment of the accomplishment of corporate and individual objectives. The Committee awards options exercisable for a period of 10 years (or such shorter period required by the Axonyx Inc. 1998 Stock Option Plan in particular situations) to buy a number of shares of the Company's Common Stock at a price equal to the market price of the stock on the date of grant (or such higher price required by the Stock Option Plan in particular situations). For 1999 stock option grants, made on January 13, 1999, 25% of the options awarded vested immediately, 25% vest on and after January 1, 2000, 25% vest on and after January 1, 2001, and the remaining 25% vest on and after January 1, 2002. The Committee believes that, because these options gain value only to the extent that the price of the Company's Common Stock increases above the option exercise price during the term of the option, management's equity participation offers a significant incentive and helps to create a long-term partnership between management/owners and other stockholders.

              The Compensation Committee of the Board of Directors:

                                Albert D. Angel, Chairman
                                Marvin S. Hausman, M.D.
                                Christopher Wetherhill

                              SUMMARY COMPENSATION

         Below is the aggregate annual remuneration of each of the highest paid persons who were officers or directors of Axonyx Inc., the Company's pre-merger predecessor, during Axonyx Inc.'s last two fiscal years ended December 31, 1997 and December 31, 1998.



                                            SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------
                                    Annual Compensation                Long Term Compensation
                                    -------------------                -----------------------
                                                                       Awards           Payouts
                                                                       ------           -------
                                                                                Securities
                                                     Other                      Underly-
                                                     Annual       Restricted    ing Op-           All Other
                                                     Compen-      Stock         tions/     LTIP     Compen-
Name and Principal         Year     Salary  Bonus    sation       Awards        SARs      Payouts   sation
     Position
-------------------------------------------------------------------------------------------------------------
Marvin S. Hausman, CEO     1998     $0      $0       $0           none          none      none     none
                           1997     $0      $0       $0           none          none      none     none

---------------

1999 EXECUTIVE SALARY COMPENSATION

         Marvin S. Hausman, M.D., President & CEO. In January 1999, the Company came to an oral agreement with Marvin Hausman whereby Dr. Hausman will serve as President & CEO of the Company and as a Director of the Company for an annual salary of $125,000.

         Michael M. Strage, Vice President & Treasurer. In January 1999, the Company came to an oral agreement with Michael Strage whereby Mr. Strage will serve as Vice President & Treasurer of the Company and as a Director of the Company for an annual salary of $100,000.

         Michael R. Espey, Vice President & Secretary. In January 1999, the Company came to an oral agreement with Michael Espey whereby Mr. Espey will serve as Vice President & Secretary of the Company and as a Director of the Company for a monthly salary of $7,000.

STOCK OPTION GRANTS AND EXERCISES IN 1998

         The Company did not grant any stock options in the last fiscal year. The Company's predecessor company, Axonyx Inc., also did not grant any options to purchase shares during Axonyx Inc.'s last fiscal year ended December 31, 1998.

                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                (INDIVIDUAL GRANTS)


---------------------------------------------------------------------------------------------------------


                                                              Percent of
                                            Number of         Total
                                            Securities        Options/
                                            Underlying        SARs
                                            Options/          Granted To
                                            SARs              Employees         Exercise or
                                            Granted           In Fiscal         Base Price     Expiration
                  Name                      (#)               Year              ($/Sh)         Date
---------------------------------------------------------------------------------------------------------
Marvin S. Hausman. M.D.                         0                 0                 0             n/a
Michael R. Espey                                0                 0                 0             n/a
Michael M. Strage                               0                 0                 0             n/a

---------------

1999 EXECUTIVE OPTION GRANTS

(These numbers have been adjusted to reflect the 2:1 forward stock split effective February 23, 1999)

         On January 13, 1999, the Company granted 200,000 Incentive Stock Options exercisable at $3.11 per share to Marvin S. Hausman, President & CEO of the Company, with 50,000 options vesting immediately, 50,000 vesting on January 1, 2000, 50,000 vesting on January 1, 2001, and 50,000 vesting on January 1, 2002.

         On January 13, 1999, the Company granted 40,000 Incentive Stock Options exercisable at $2.88 per share to Michael M. Strage, Vice President & Treasurer of the Company, with 10,000 options vesting immediately, 10,000 vesting on January 1, 2000, 10,000 vesting on January 1, 2001, and 10,000 vesting on January 1, 2002.

         On June 7, 1999, the Company granted 20,000 Incentive Stock Options exercisable at $8.50 to Michael R. Espey, Vice President & Secretary of the Company, with 10,000 options vesting immediately, and 10,000 options vesting on January 1, 2000.

         In addition to the foregoing Executive Option Grants, on January 13, 1999 the Company issued to Mr. Angel 300,000 Non-Qualified Stock Options, with 75,000 options vesting immediately, 75,000 vesting on or after January 1, 2000, 75,000 vesting on or after January 1, 2001, and 75,000 vesting on or after January 1, 2002; and the Company issued to Christopher Wetherhill 40,000 Non-Qualified Stock Options, with 10,000 options vesting immediately, 10,000 vesting on or after January 1, 2000, 10,000 vesting on or after January 1, 2001, and 10,000 vesting on or after January 1, 2002.

EMPLOYMENT CONTRACTS; TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         Marvin S. Hausman, M.D., President & CEO. In January 1999, the Company came to an oral agreement with Marvin Hausman whereby Dr. Hausman will serve as President & CEO of the Company and as a Director of the Company for an annual salary of $125,000.

         Michael M. Strage, Vice President & Treasurer. In January 1999, the Company came to an oral agreement with Michael Strage whereby Mr. Strage will serve as Vice President & Treasurer of the Company and as a Director of the Company for an annual salary of $100,000.

         Michael R. Espey, Vice President & Secretary. In January 1999, the Company came to an oral agreement with Michael Espey whereby Mr. Espey will serve as Vice President & Secretary of the Company and as a Director of the Company for a monthly salary of $7,000.

         The Company's executive officers are employed pursuant to oral agreements on an at-will basis. Consequently, the Company does not have a policy of "discharge without cause."

         The Company does not currently have any policy to provide benefits to the named executive officers in the event of a "change-in-control" of the Company.

CERTAIN TRANSACTIONS

         During 1997 and up to March 1, 1999, Steven Espey provided the Company with the use of office space in New York. There has been no specific charge for such use of office space, although issuance of Common Stock to Steven Espey at the time of the Company's founding was designed, in part, to reflect this anticipated contribution. The President of the pre-merger company, Ionosphere provided Ionosphere with office space without charge from August 1997 to December 1998.

         Michael R. Espey, Vice President and Secretary and Michael M. Strage, Vice President and Treasurer, were each paid consultant fees in the amount of $28,000 by the predecessor of the Company in 1998.

         On April 27, 1998, Axonyx Inc. issued a Nine Percent Convertible Note to Boundary Bay Investments Ltd. (BBI) in the amount of $125,000, evidencing a loan from BBI in that amount. This loan is convertible at $4.00 per share of Common Stock (pre-split). The loan bears interest at 9% per annum, with interest payments due annually. The Note matures May 1, 2000. The Company is current in its payment of interest on this Note.

         On September 1, 1998, Axonyx Inc. issued a Nine Percent Convertible Note to Boundary Bay Investments Ltd. in the amount of $75,000.00, evidencing a loan from BBI in that amount. This loan is convertible at $2.00 per share of Common Stock. The Note bears interest at 9% per annum, with interest payments due annually. The Note matures September 1, 2000. The Company is current in its payment of interest on this Note.

         On December 9, 1998, eight of the beneficial owners of Boundary Bay Investments Ltd. ("BBI") requested that shares of common stock of Axonyx be transferred into their respective and direct ownership positions. Certificates representing shares of common stock in their respective shareholdings in BBI were issued to the transferee shareholders of BBI. In addition, on the same date 107,500 shares were transferred to Christopher Wetherhill, the managing director of BBI, reflecting a portion of his shareholdings in BBI. Other than Christopher Wetherhill, none of the transferees were affiliates of the Company. 860,000 shares of common stock were retained by BBI. Christopher Wetherhill is the sole beneficial owner of BBI.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock (the "Shares") as of August 20, 1999 (a) by each person known to the Company to own beneficially 5% or more of any class of the Company's securities, including those shares subject to outstanding options and (b) by each of the Company's officers and directors and (c) by all officers and directors of the Company as a group. As of August 20, 1999 there were 12,626,002 shares of Common Stock of the Company issued and outstanding.


                                            NUMBER OF SHARES
NAME OF                                     BENEFICIALLY
BENEFICIAL OWNER (1)                        OWNED                      PERCENT OF CLASS
--------------------                        ----------------           ----------------
Marvin S. Hausman, M.D. (2)                 2,038,500                          16.08%

Christopher Wetherhill (3)                  1,077,500                           8.46%

Albert D. Angel (4)                           500,000                           3.96%

Michael M. Strage (5)                         260,000                           2.06%

Michael R. Espey (6)                          260,000                           2.06%
                                            ---------                          ------
All directors and executive
officers (five persons) as a group          4,136,000                          32.30%
                                            ---------                          ------

Steven C. Espey (7)                         2,050,000                          16.23%

Boundary Bay Investments Ltd. (8)             960,000                           7.54%

---------------

(1) Unless otherwise indicated, the address of each of the listed beneficial owners identified above is 750 Lexington Avenue, Suite 1400, New York, NY 10022. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all the Shares beneficially owned by them.

(2) Marvin S. Hausman, M.D. was a founder of the Company and currently serves as the President and Chief Executive Officer. Includes (i) 1,988,500 shares owned by Dr. Hausman; and (ii) 50,000 vested but unexercised options exercisable at $3.11 per share granted on January 13, 1999.

(3) Christopher Wetherhill is a Director of the Company. Includes (i) 107,500 shares held in Mr. Wetherhill's name; (ii) 860,000 shares held by Boundary Bay Investments Ltd. ("BBI"). Mr. Wetherhill holds a controlling position as the Managing Director of BBI and is the sole beneficial owner; (iii) 100,000 shares that BBI may acquire upon conversion of the principal of two Convertible Notes in the aggregate amount of $200,000 with a conversion price of $2.00 per share; and (iv) 10,000 vested but unexercised options exercisable at $2.88 per share granted on January 13, 1999 held in Mr. Wetherhill's name. Mr. Wetherhill's address is
         9 Church Street, Hamilton HM 11, Bermuda.

(4) Albert D. Angel is the Chairman of the Board of Directors of the Company. All shares are owned by Mr. Angel. On January 13, 1999, Albert Angel transferred 300,000 non-qualified stock options to the Angel Brothers Partnership, including 75,000 vested but unexercised options exercisable at $2.88 per share granted to Mr. Angel on January 13, 1999.

(5) Michael M. Strage was a co-founder of the Company and currently serves as Vice President and Treasurer. Includes (i) 250,000 shares owned by Mr. Strage; and (ii) 10,000 vested but unexercised options exercisable at $2.88 per share granted on January 13, 1999.

(6) Michael R. Espey was a co-founder of the Company and currently serves as Vice President and Secretary. Includes (i) 250,000 shares owned by Mr. Espey; and (ii) 10,000 vested but unexercised options exercisable at $8.50 per share granted on June 7, 1999. Michael Espey's address is 1001 4th Avenue Plaza, Suite 3228, Seattle, WA 98154.

(7) Steven C. Espey was a founder of the Company. Steven Espey is Michael Espey's stepfather and is Michael Strage's father in law. All shares are owned by Mr. S. Espey. Mr. Espey's address is 358 East 69th Street, New York, NY 10021.

(8) Boundary Bay Investments Ltd. is a Cayman Islands corporation beneficially owned by Christopher Wetherhill, a director of the Company. Includes (i) 860,000 shares issued in the name of BBI; and
         (ii) 100,000 shares that BBI may acquire upon conversion of the principal of two Convertible Notes in the aggregate amount of $200,000 with a conversion price of $2.00 per share. The address of BBI is 3rd Floor Harbour Centre, George Town, Grand Cayman, Cayman Islands, B.W.I.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). The Company became a "reporting company" subject to the requirements of
Section 16(a) on August 13, 1999, although it has been complying with the reporting requirements of Section 16(a) since March 17, 1999. In 1999, officers, directors and greater than ten percent stockholders were required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of copies of such forms that have been furnished to the Company in 1999, the Company has verified compliance with Section 16(a). For the year ended December 31, 1998, the Company, its officers, directors and greater than ten percent stockholders were not required to file Section 16(a) reports.

                                                                             12
                                PERFORMANCE GRAPH

         The Company did not have any securities registered under Section 12 of the Securities Exchange Act of 1934 during fiscal year 1998 or prior years.

                                  OTHER MATTERS

         Management of the Company does not know of any matter to be acted upon at the Annual Meeting other than the matters described above. If any other matter properly comes before the Annual Meeting, however, the proxy holders will vote the proxies thereon in accordance with their best judgment.

                               PROXY SOLICITATION

        The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will bear the expenses of calling and holding the annual meeting and the soliciting of proxies therefore.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company's securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal. In addition, the stockholder must continue to hold those securities through the date of the meeting. Under current SEC rules, to be included in Axonyx's proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2000 Annual Meeting of Stockholders must be received by Axonyx, subject to certain exceptions, no later than November 1, 1999. Any such proposal, including any accompanying supporting statement, may not exceed 500 words. Such proposal should be addressed to the Secretary of the Company. Notice of any stockholder proposal to presented at the 2000 Annual Meeting (whether or not included in the Company's proxy statement) must be received by the Secretary of Axonyx, Michael
R. Espey, subject to certain exceptions, no later than February 1, 2000.

August 27, 1999

                         APPENDIX A TO PROXY STATEMENT

                          ANNUAL REPORT TO STOCKHOLDERS

         THIS ANNUAL REPORT TO STOCKHOLDERS CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED IN OR INCORPORATED BY REFERENCE INTO THIS ANNUAL REPORT TO STOCKHOLDERS, ARE FORWARD-LOOKING STATEMENTS. IN ADDITION, WHEN USED IN THIS DOCUMENT, THE WORDS "ANTICIPATE," "ESTIMATE," "PROJECT," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS INCLUDING THOSE RISKS DESCRIBED IN THIS ANNUAL REPORT TO STOCKHOLDERS. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE ANTICIPATED, ESTIMATED OR PROJECTED. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS INCLUDED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, THE COMPANY CANNOT GIVE ANY ASSURANCES THAT THESE EXPECTATIONS WILL PROVE TO BE CORRECT.

                                TABLE OF CONTENTS

PART I   DESCRIPTION OF BUSINESS

         GLOSSARY

         A.       THE COMPANY - INTRODUCTION AND EXECUTIVE SUMMARY
         B.       BUSINESS STRATEGY
         C.       AXONYX DRUG DISCOVERY PROGRAMS
         D.       THE INDUSTRY AND MARKET
         E.       FDA REGULATORY MATTERS
         F.       STRATEGIC ALLIANCES
         G.       MANUFACTURING, MARKETING AND SALES
         H.       PATENTS, TRADEMARKS, AND COPYRIGHTS
         I.       COMPETITION
         J.       EMPLOYEES, INDEPENDENT CONTRACTORS, AND CONSULTANTS
         K.       DESCRIPTION OF PROPERTY

PART II  SELECTED FINANCIAL DATA

PART III DIRECTORS AND EXECUTIVE OFFICERS

PART IV MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

PART V MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

PART VI    DISCLOSURES ABOUT MARKET RISK

PART VII CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

EXHIBIT A  AUDITED FINANCIAL STATEMENTS FOR DECEMBER 31, 1998

EXHIBIT B  UNAUDITED FINANCIAL STATEMENTS MARCH 31, 1999

EXHIBIT C  UNAUDITED FINANCIAL STATEMENTS JUNE 30, 1999

                                    GLOSSARY

ACETYLCHOLINESTERASE - an enzyme that degrades the neurotransmitter acetylcholine in the brain and other tissues of the body. Acetylcholine is a chemical substance that sends signals between nerve cells (called neurotransmission) and is therefore called a neurotransmitter. Neurotransmitters are secreted by neurons (nerve cells) into the space between neurons called the synapse. Unless degraded by an enzyme such as acetylcholinesterase in the synapse, acetylcholine will transmit a nerve impulse across the synapse to another neuron. Acetylcholine is a primary neurotransmitter in the brain, and is associated with memory and cognition. Acetylcholinesterase inhibitors such as Aricept-TM- or Phenserine are designed to prevent the degradation of acetylcholine in the synapse by inhibiting the enzyme that performs that function, acetylcholinesterase, and hence amplifies the natural action of acetylcholine in the brains of AD patients.

ANALOG - one of a series of chemical substances of similar chemical structure

AMYLOID PLAQUE - amyloid proteins involved in Alzheimer's Disease and other diseases of amyloidosis aggregate into insoluble fibrils that are deposited in amyloid plaques in the brains of Alzheimer's patients.

BETA AMYLOID PRECURSOR PROTEIN - this protein (known as beta-APP) is encoded on chromosome 21 and is found present in the cell wall of numerous cells within the body including nerve cells of the brain. Beta-amyloid protein is derived from this larger protein.

BETA-AMYLOID PROTEIN - one of more than a dozen types of amyloid proteins found in the body, beta amyloid is normally present in the brain of healthy individuals in small quantities. Beta-amyloid, derived from the beta-amyloid precursor protein, is over-produced in Alzheimer's Disease and Downs Syndrome. In Alzheimer's Disease, the beta-amyloid protein undergoes a chemical change, aggregates and is deposited as insoluble fibrils in amyloid plaques in the brain.

BETA-SHEET BREAKER PEPTIDE - a molecule composed of naturally occurring amino acids, the building blocks of proteins, that is designed to bind to and prevent the conversion of the normal form of protein to the misshapen form that forms plaques.

BUTYRYLCHOLINESTERASE - an enzyme that is normally found in all tissues of the body. Its function remains to be fully understood. Amongst other roles, it degrades acetylcholine, a primary neurotransmitter in the brain. Butyrylcholinesterase is found in high concentration in the plaques taken from individuals who have died from Alzheimer's Disease. This enzyme also functions to degrade a number of drugs and natural products and is involved in their elimination from the body.

CHOLINERGIC SYSTEM - is also called the parasympathetic nervous system; it is involved in nerve transmission related to memory and cognition, as well as the functioning of major organs such as the heart, lungs and gastrointestinal system.

CORTICALLY-PROJECTING NEURONS - these are the nerve cells that connect the mid-brain to the cortical areas in the front part of the brain where nerve cells involved in memory and cognition are concentrated. In Alzheimer's Disease, the loss of these connecting nerve cells result in a reduction in the amount of the neurotransmitter acetylcholine, and the loss of mental capacity or cognition.

NEUROBLASTOMA CELL CULTURES - these are a type of cell derived from the brain that can be grown in containers in the lab (IN VITRO) where they are able to reproduce and carry out many activities as if they were residing in the brain, including the synthesis and secretion of proteins such as the beta-amyloid peptide which, in the human brain, can cause plaques. A neuroblastoma cell culture is used to study brain cell function in a simple IN VITRO system, which allows testing of the ability of drug compounds to prevent the formation of the beta-amyloid precursor protein and peptide production and secretion.

NEUROTOXIC PEPTIDE - refers to a small protein (called a peptide) that can be toxic to neurons, and is another name for the beta-amyloid protein.

PERIPHERAL AMYLOIDOSIS - excessive production and deposition of various types of amyloid protein can occur in other organs outside of the brain and cause damage by interfering with important bodily functions, sometimes causing death.

PHYSOSTIGMINE - is a drug that is a classic, potent acetylcholinesterase inhibitor but which causes unpleasant side effects that have prevented its development as a treatment for Alzheimer's Disease.

PRESYNAPTIC NEURONS - this is the nerve cell that releases a given neurotransmitter into the synapse for transmission of a nerve impulse to a neighboring nerve cell.

PRION - is a contraction of the descriptive term, proteinaceous infectious proteins. Prions, unlike viruses, bacteria and fungi, have no DNA and consist only of protein and the infectious form can cause degenerative brain diseases.

PRION-RELATED DISEASES - these are degenerative diseases of the brain that are thought to be caused by a misshapen infectious protein called a prion. Such diseases include Creutzfeldt Jakob Disease, new variant (CJDnv) in humans, Bovine Spongiform Encephalopathy (BSE or Mad Cow Disease) in cows, and Scrapies disease in sheep.

TRANSDERMAL FORMULATION - a formulation refers to the mixture of chemical substances used to promote the absorption of a drug. A formulation that promotes the absorption of a drug from the skin is called a transdermal formulation (also called a skin patch).

A.  THE COMPANY - INTRODUCTION AND EXECUTIVE SUMMARY

(Axonyx Inc. undertook a two for one stock split with a record date of February 23, 1999 and a distribution date of March 5, 1999. All information on outstanding securities of Axonyx gives effect to this stock split except where specifically noted.)

         GENERAL

         Axonyx Inc. ("Axonyx" or the "Company") is engaged in the business of identifying and acquiring novel post-discovery central nervous system
(CNS) drug candidates to advance through clinical development towards regulatory approval. The Company is engaged in the business of acquiring patent rights and developing CNS pharmaceutical compounds with significant potential market impact. The Company has acquired worldwide exclusive patent rights to three main classes of therapeutic compounds designed for the treatment of Alzheimer's Disease (AD), Mild Cognitive Impairment (MCI), and related diseases. The Company licensed these patent rights from New York University (NYU) and, via a sublicense, from the National Institutes of Health\National Institute on Aging (NIA) (the "Licensors") and has an ongoing research and development relationship with both Licensors.

         Axonyx is developing its compounds under contract in laboratories at the New York University School of Medicine and, through a research and development collaboration, with the NIA's laboratories and elsewhere. In May 1999, Axonyx entered into a Development Agreement and Right to License with a subsidiary of Ares Serono, S.A., a Swiss pharmaceutical company, under which Ares Serono will undertake research on certain of Axonyx's compounds for a one year term, renewable for a second year, with a right to sublicense Axonyx's patent rights to such compounds. Axonyx intends to develop other corporate partnerships with established and well capitalized pharmaceutical companies for the clinical development of some of its other compounds and for their production, commercialization and marketing. The Company itself does not currently maintain any laboratory or research premises.

         Axonyx has licensed a portfolio of CNS drugs that covers three distinct therapeutic approaches that have all demonstrated activity in treating the causes of AD in preclinical development. Each class of compounds has a different target and represents a unique, innovative platform for the development of pharmaceutical products for the diagnosis and treatment of AD.

         The treatment of people with AD is a multi billion-dollar industry in the United States alone and constitutes an extremely large potential market with an unmet therapeutic need. Currently there are only two approved drugs that provide at best marginal symptomatic relief for one aspect of AD. One of the Axonyx compounds, Phenserine, an acetylcholinesterase inhibitor, has shown in preclinical studies a potential therapeutic and safety profile superior to the products currently on the market. Axonyx's two other therapeutic approaches: its butyrylcholinesterase inhibitors, with the lead compound Cymserine, and the Amyloid Inhibiting Peptides (AIPs), attack the disease in other inventive and effective ways, representing potentially new platform technologies for the treatment of AD. The Development Agreement and Right to License with Ares Serono includes the AIPs. The Company expects to derive its revenues from patent sub-licensing fees, royalties from pharmaceutical sales, appropriate milestone payments, and research and development contracts.

         The Company's executive offices are located at 750 Lexington Avenue, Suite 1400, New York, New York 10022, telephone number (212) 688-4770. It also maintains offices at 1001 4th Avenue Plaza, Suite 3228, Seattle, Washington 98154, telephone number (206) 340-0211, and at 4041 State Highway 14, Stevenson, Washington 98648, telephone number (509) 427-5132.

         The Company's fiscal year end is December 31.

         BACKGROUND

         The predecessor of the Company, also named Axonyx Inc., was incorporated in Delaware on September 16, 1996. Reference to Axonyx Inc. herein refers to the historical Axonyx Inc., a Delaware company unless the context otherwise requires. On December 28, 1998 Axonyx Inc. merged with Ionosphere, Inc. ("Ionosphere"), a Nevada corporation incorporated on July 29, 1997. The management of Axonyx Inc. undertook this merger into Ionosphere, a company whose shares traded on the Electronic Bulletin Board and was covered by three market makers, in order to increase the potential liquidity for its stockholders, to create a benchmark for the pricing of its common stock, and to advance the Company's goal of listing on the Nasdaq SmallCap Market.

         After the merger (which represented a recapitalization for accounting purposes), Ionosphere, Inc., the surviving Nevada corporation, changed its name to Axonyx Inc. In conjunction with the merger, Ionosphere undertook a 1 for 2 reverse stock split on December 28, 1998. On a post merger basis, the business of Axonyx Inc. became the business of the Company. The management and board of directors of Axonyx Inc. became the management and directors of the consolidated company and stockholders of Axonyx Inc. held 89.11% of the outstanding shares of Common Stock of the consolidated company.

B.  BUSINESS STRATEGY

         Axonyx's plan is to: (1) identify, acquire and exploit rights to new technologies and compounds relating to AD and other neurological disorders;
(2) enhance the value of those assets through further research and clinical testing; (3) perform clinical studies towards regulatory approval and market its drugs through profitable licensing agreements with major pharmaceutical companies; and (4) work to develop other promising compounds in-house and in collaboration with third parties such as its current Licensors at NYU and the NIA.

         The Company's long term goal is to become a partially integrated pharmaceutical company with capabilities in research, drug development, clinical investigation, and regulatory affairs. Currently the Company does not maintain any research or laboratory premises, utilizing instead such facilities on a contractual or collaborative basis at academic and research institutions, as well as Contract Research Organizations. Considering the commercialization infrastructure necessary to effectively market its drug products, the Company will seek joint ventures or collaborations with other pharmaceutical companies, both domestically and outside the United States. The Company will seek corporate partners, such as Ares Serono, who will be responsible for at least part of the clinical development, regulatory approval, manufacturing and marketing of the drug product. Under such an arrangement, the Company expects to receive certain up-front and sub-licensing fees, ongoing research contracts, milestone payments, and royalties on drug product sales.

C.  AXONYX DRUG DISCOVERY PROGRAMS

         Axonyx is pursuing three different types of products for the treatment of AD and one for prion-related diseases. The AD targeted approaches include: (1) Phenserine, a novel, long-acting and brain directed analog of the classical drug physostigmine, which is a potent inhibitor of acetylcholinesterase for which an Investigational New Drug application (IND) has been filed, (2) a butyrylcholinesterase inhibitor which will be chosen from a series of novel, selectively acting compounds, the best studied of which is Cymserine, and (3) compounds named Amyloid Inhibitory Peptides
(AIPs) that may prevent and reverse the formation of amyloid plaques in AD and in diseases of peripheral amyloidosis. Peripheral amyloidosis are types of diseases involving excessive production and abnormal deposition of amyloid proteins in organs outside of the brain, resulting in interference with important bodily functions in those organs.

         In addition to inhibiting key enzymes associated with neural transmission, Phenserine and Cymserine appear to have the unique ability to inhibit the formation of the beta-amyloid precursor protein and reduce levels of the beta-amyloid peptide, the primary deposit in amyloid plaque formation. In addition they improve cognitive performance. The beta-amyloid protein is an abnormal form of a protein normally found in the brain that is over-produced in Alzheimer's Disease.

         The Company is also conducting research on the diagnosis and treatment of prion related diseases such as Bovine Spongiform Encephalopathy and Creutzfeldt-Jakob Disease, new variant, using a series of Prion Inhibitory Peptides (PIPs) which prevent and reverse the formation of the toxic form of prions.

         PROGRAM 1: INHIBITORS OF ACETYLCHOLINESTERASE AND BETA-AMYLOID PRECURSOR PROTEIN (BETA-APP) FORMATION

         Alzheimer's Disease is characterized by cognition impairments and partial or total loss of memory. These impairments are caused by a loss of presynaptic neurons of the cholinergic system of the brain and a loss of cortically-projecting neurons that connect the mid-brain with the cortical areas in the forebrain, particularly to brain areas associated with memory and learning. The loss of neurons results in a decreased synthesis and availability of acetylcholine, the neurotransmitter involved in mediating these memory and learning functions. The Company's most advanced compound, Phenserine, is designed to selectively inhibit acetylcholinesterase, the enzyme primarily responsible for degrading acetylcholine at the synaptic gap between neurons, thus increasing the availability of this neurotransmitter. Phenserine has been shown to be a potent and selective inhibitor of this enzyme in the rat brain and has the ability to increase memory and learning over a wide therapeutic range in aged rats without causing toxic side effects. The compound readily enters the brain, has minimal peripheral activity outside the brain, and has a long duration of action.

         Phenserine also has the unusual ability to inhibit the formation of the beta-amyloid precursor protein (beta-APP), the larger protein that is the source of the neurotoxic peptide, beta amyloid, which is deposited in the brain as amyloid plaques that eventually apparently cause neuronal cell death. These studies were conducted in human neuroblastoma cell cultures and IN VIVO in rodents. Studies in human neuroblastoma cell lines importantly show that the compound reduces the formation of beta- amyloid peptide. Additional animal studies will be conducted to confirm and extend these findings. These results suggest that Phenserine may have the ability to slow the progression of AD in addition to providing symptomatic relief for the cognitive changes.

         The Company is assessing the properties of other Phenserine analogs which are also potent inhibitors of acetylcholinesterase such as Tolserine, that may ultimately prove to have certain additional advantages for use in AD, and Thiatolserine, a compound whose characteristics are suitable for development as a transdermal agent that is absorbed through a patch placed on the skin.

         PROGRAM 2: INHIBITORS OF BUTYRYLCHOLINESTERASE AND BETA-AMYLOID PRECURSOR PROTEIN (BETA-APP) FORMATION

         The function of butyrylcholinesterase, a sister and similar enzyme to acetylcholinesterase, remains largely unknown. Recent research suggests that for specific nerve pathways within the human brain butyrylcholinesterase is present instead of acetylcholinesterase. Butyrylcholinesterase activity is elevated in the brains of AD patients. Butyrylcholinesterase is additionally found in all tissues of the body and functions to degrade a number of drugs such as codeine. This enzyme was identified as a target for inhibition in AD since it terminates the action of the neurotransmitter acetylcholine in specific nerve pathways in regions of the brain associated with AD and is found in high concentration in amyloid plaques taken from the brains of AD patients.

         The Company is currently characterizing a series of novel butyrylcholinesterase inhibitors to select a drug candidate for development. The lead candidate, Cymserine, has been studied extensively and has many of the characteristics desirable for use in AD. Like Phenserine, it has a dual mechanism of action in that in addition to inhibiting the butyrylcholinesterase enzyme it also inhibits the formation of beta-APP in cell culture, and in rats. Additional studies are being conducted to confirm and extend these important findings. Cymserine readily enters the brain, has a long duration of action and is highly active in improving memory and learning in the aged rat. These findings indicate that Cymserine may have an important role in preventing the formation of amyloid plaques in AD, in addition to its inhibition of butyrylcholinesterase.

         Axonyx appears to be the only company with a patent position and lead compounds in this area of drug discovery and development. Other compounds in the Cymserine series that may be pursued include Thiacymserine, an agent that may be suitable for development in a transdermal (skin patch) formulation.

PROGRAM 3:  AMYLOID INHIBITORY PEPTIDES (AIPS)

         A key event in Alzheimer's Disease is the conversion of beta-amyloid protein into beta-sheets that aggregate to form insoluble fibrous masses (fibrils). These fibrils are deposited as part of the neurotoxic amyloid plaques that appear to cause neuronal cell death. These changes play an important role in the pathogenesis of the disease. The Company's AIPs have been designed to block the aggregation of beta-amyloid in a competitive manner by binding to the beta-sheet form of the amyloid protein, thus preventing the formation of amyloid plaques in the brain.

         In experiments IN VITRO with one of the AIPs, the peptide inhibited the formation of fibrils, caused disassembly of preformed fibrils and prevented neuronal cell death in cell culture. In a rat model of amyloidosis an AIP reduced beta-amyloid protein deposition and completely blocked the formation of amyloid fibrils. In addition, one of the AIPs has been shown to cause a significant reduction of established amyloid deposits in the brains of rats. These results indicate the potential for an AIP based drug to prevent the formation of the amyloid plaques, and to treat AD patients with existing amyloid plaques. Current efforts are focused on identifying a compound suitable for development for therapeutic use.

PROGRAM 4:  PRION INHIBITORY PEPTIDES (PIPS)

         There is increasing evidence to conclude that prions (proteinaceous infectious particles) are the infectious agents that cause Bovine Spongiform Encephalopathy (BSE), Creutzfeldt-Jakob Disease, new variant (CJDnv) and possibly other transmissable spongiform encephalopathies. These diseases have caused grave concern in Europe and the U.S. because of the potential for their transmission to humans through the meat supply. These are fatal neurodegenerative disorders that are characterized by spongiform degeneration of the brain and, in many cases, by deposits of prions into plaques. The infectivity of prions is believed to be associated with an abnormal folding of the prion protein. This folding involves a conversion of the alpha-helical form to the beta-sheet form that can then form plaques in the brain.

         The Company is developing a series of Prion Inhibitory Peptides
(PIPs), also referred to as beta-sheet breaker peptides, that interact IN VITRO with the normal form of the prion to prevent its conversion to the abnormal form, and to interact with the abnormal form to cause it to revert to a normal prion. Incubation of the PIPs with toxic prions taken from BSE and CJDnv infected cows caused a reversion of the toxic prions to the normal form. Experiments are in progress to determine if the PIPs can eliminate toxic prions from infected animals. These findings suggest a novel strategy for designing diagnostics and therapeutic treatments for prion related diseases.

PROGRAM 5: TREATMENT OF MILD COGNITIVE IMPAIRMENT

         The biological and safety profile of Phenserine suggests that this drug could be considered for treatment of individuals with mild to moderate cognitive impairment and for age related loss of memory. The Company intends to explore the opportunities for developing Phenserine for these indications if the human clinical results are consistent with the preclinical findings.

D.  THE INDUSTRY AND MARKET

         A number of the major pharmaceutical companies have programs to develop drugs for the treatment of Alzheimer's Disease. Many of these drugs are acetylcholinesterase inhibitors. Currently, Warner-Lambert (Tacrine) and Eisai/Pfizer (Aricept) have marketed compounds of this type and they may soon be joined by Novartis (Exelon). Two biotechnology companies (Praecis and Pharmaceutical Peptides, Inc.) appear to be pursuing the amyloid inhibitory peptide approach similar in scope and direction as that of our Company, but are not as far advanced in their efforts. Elan Pharmaceuticals, the California based subsidiary of the Elan Corporation of Dublin, has developed a vaccine designed to cause the immune system to mount antibodies against the amyloid proteins that make up amyloid plaques. This vaccine has shown efficacy in genetically altered mice but has yet to be tested in humans. To our knowledge at this time, no other company has a program to develop butyrylcholinesterase inhibitors. In the field of prions, one company, Prionics, A.G., of Zurich, Switzerland, is focusing on the development of diagnostic tests for animal use but does not have a program in therapeutics for prion diseases.

         Axonyx believes that its proprietary patent rights provide broad based protection and cover superior pharmaceutical compounds based on unique mechanisms.

E.  FDA REGULATORY MATTERS

         Regulation by governmental authorities in the United States and foreign countries is an important factor in the development, manufacture and marketing of the Company's proposed products. It is expected that all of the Company's products will require regulatory approval by governmental agencies prior to their commercialization. Human therapeutic products are subject to rigorous preclinical and clinical testing and other approval procedures by the Food and Drug Administration ("FDA") and similar regulatory agencies in foreign countries.

         Preclinical testing is generally conducted on animals in the laboratory to evaluate the potential efficacy and the safety of a pharmaceutical product. The results of these studies are submitted to the FDA as a part of an Investigational New Drug (IND) application, which must be approved before clinical testing in humans can begin. Typically, the clinical evaluation process involves a three phase process. In Phase I, clinical trials are conducted with a small number of human subjects to determine the early safety profile, the pattern of drug distribution and metabolism. In Phase II, clinical trials are conducted with groups of patients afflicted with a specific disease to determine preliminary efficacy, the optimal dosages, and more expansive evidence of safety. In Phase III, large scale, multi-center, comparative clinical trials are conducted with patients afflicted with a target disease in order to provide enough data to demonstrate the efficacy and safety required by the FDA. The results of the preclinical and clinical testing are submitted to the FDA in the form of a New Drug Application (NDA) for approval to commence commercial sales. In responding to an NDA, the FDA may grant marketing approval, request additional information, or deny the application if the FDA determines that the application does not satisfy its regulatory approval criteria. There can be no assurance that approvals will be granted on a timely basis, if at all. Similar regulatory procedures are in place in countries outside the United States.

         The Company will seek to move its lead compounds through the FDA testing and approval process. Phenserine is ready, upon approval of an Investigational New Drug application (IND) by the FDA, to be clinically tested in humans. The IND on Phenserine was filed by Axonyx in 1998. The IND for Phenserine has been put on clinical hold by the FDA pending the correction of certain limited deficiencies in the IND application. In response to the FDA's specifications Axonyx has completed additional pharmacokinetic studies in animals, stability studies on the drug formulation to be used in the Phase I clinical studies, and has obtained additional documentation describing the Good Manufacturing Practices used in drug formulation. The Company expects to begin Phase I human clinical trials for Phenserine by the end of 1999. Cymserine is approximately one and a half years behind Phenserine in preclinical development. The AIPs must undergo approximately two more years of preclinical development before an IND can be filed.

F.  STRATEGIC ALLIANCES

         On April 1, 1997 the Company entered into a Research and License Agreement with New York University pursuant to which NYU granted the Company an exclusive worldwide license to certain patent applications covering the AIPs, PIPs and related technology, and any inventions that arise out of ongoing research funded by the Company. See "Section H. Patents, Trademarks and Copyrights". The patent license terminates, on a country-by-country basis, upon expiration of the last to expire of the licensed patents or eight years from the date of first commercial sale of a licensed product in such country, whichever is later. In addition to royalties on future sales of products developed from the patented technologies, milestone payments and patent filing and prosecution costs, Axonyx Inc. undertook to fund four years of research at the NYU School of Medicine at Dr. Frangione's laboratory at a cost of $300,000 per year. The Company has an exclusive license to all inventions in the field arising from this research on the AIPs and PIPs.

         The Research and License Agreement also contains a provision by which Axonyx Inc. undertook to use its best efforts to raise an aggregate amount of $5 million through private placements of equity securities prior to April 1, 1998. On August 25, 1998, NYU and Axonyx signed a Capitalization Amendment by which the deadline for realization of the capitalization requirement or its alternative was extended to April 1, 1999. On March 19, 1999, Axonyx signed a Second Amendment to the Research and License Agreement with NYU pursuant to which NYU, among other provisions, granted Axonyx a release and waiver of the capitalization requirement under the Research and License Agreement as amended by the Capitalization Amendment.

         On May 19, 1999 Axonyx signed a Development Agreement and Right to License (the "Development Agreement") between itself and Applied Research Systems ARS Holding N.V., a wholly owned subsidiary of Ares Serono International S.A., a Swiss pharmaceutical company ("Ares Serono"). Under the Development Agreement, the Company granted an exclusive right to license its patent rights and know-how regarding the the AIPs to Ares Serono. Ares Serono paid Axonyx a fee for the right to license of $250,000. The right to license has a one year term, renewable for an additional one year period upon payment of a fee of $500,000. In addition Ares Serono undertakes to conduct research on the AIP technology during the term of the Development Agreement. Any patent rights or know-how developed by Ares Serono arising out of the conduct of the research shall revert to Axonyx if Ares Serono elects not to exercise the right to license.

         In conjunction with the Development Agreement between Axonyx and Ares Serono, Ares Serono has entered into an employment agreement with Dr. Claudio Soto, one of the lead scientists involved in the research on the AIPs and PIPs, who performed professional services for Axonyx from February 1999 after his departure from New York University School of Medicine in December 1998 until May 1999. Dr. Soto will be continuing his work on development of the AIP technology at Ares Serono under the Development Agreement.

         Research involving the AIPs and PIPs is continuing at NYU School of Medicine under the direction of Dr. Blas Frangione pursuant to the Company's research and license agreement with NYU. This sponsored research is directed towards advancing the preclinical development of the AIPs, PIPs and related technology.

         Research under the Company's licensing agreement with CURE, LLC has continued at the NIA, furthering the preclinical development of Phenserine, Cymserine, and related compounds. The Company is currently sponsoring one of the researchers at the NIA facilities involved in this field of research. See Section J: Employees, Independent Contractors, and Consultants.

G.  MANUFACTURING, MARKETING AND SALES

         The Company does not intend to manufacture or market any products it may develop. The Company intends to license to, or enter into strategic alliances with, larger pharmaceutical and veterinary companies that are equipped to manufacture and/or market the Company's products through their well developed distribution networks. The Company may license some or all of its worldwide patent rights to more than one company to achieve the fullest development, marketing and distribution of its products. It is necessary for the Company to obtain limited quantities of its drug compounds for research and clinical testing purposes. The raw materials necessary for formulation of the Company's drug compounds for this purpose are readily available at a reasonable cost to the Company.

H.  PATENTS, TRADEMARKS, AND COPYRIGHTS

         Patent protection of intellectual property, including pharmaceutical compounds and their method of use, are extremely important for a company to compete in the pharmaceutical industry. The Company has obtained exclusive worldwide licenses to three patents issued by the United States Patent and Trademark Office, and to two patent applications pending in the United States. The Company is filing, in conjunction with one of its Licensors, a patent application covering technology to be owned jointly by both parties. The Company will continue to seek to obtain additional licenses from universities and other research institutions.

         On February 11, 1997, Axonyx Inc. obtained an exclusive worldwide license from the NIA's parent agency, the Public Health Service ("PHS"), to three patents technologies relating to Phenserine, Cymserine, their analogs and related acetylcholinesterase and butyrylcholinesterase compounds from the laboratory of Dr. Nigel Grieg and his collaborators via a sublicense with CURE, LLC. Under the license agreement, Axonyx Inc. agreed to pay royalties to CURE, LLC on future sales of products developed from the patented technologies, as well as an up front fee, milestone payments and patent filing and prosecution costs. All three patents have been issued in the United States. Certain pass through provisions from the License Agreement between CURE, LLC and the PHS are contained in the Company's License Agreement with CURE, LLC. Those provisions cover certain reserved government rights to the licensed patents, obligations to meet certain benchmarks and perform a commercial development plan, as well as indemnification, termination and modification of rights. The license terminates upon the last to expire of the licensed patents or the term of the agreement between CURE, LLC and the PHS, whichever occurs first. Patent applications corresponding to these three patents have been filed in Europe, Japan, Australia, and Canada.

         A pending patent application directed to highly selective butyrylcholinesterase inhibitors resulting from a collaboration between Dr. Hausman of Axonyx and Dr. Grieg of the NIA concerning certain therapeutic uses for Cymserine has also been filed. This patent application is jointly owned by the Company and the NIA. Additional patent applications concerning new developments with Cymserine-related compounds and Phenserine-related compounds are under preparation to be filed.

         In April 1997, the Company obtained an exclusive worldwide license from NYU to two U.S. patent applications and continuations thereof from the laboratory of Dr. Blas Frangione at the New York University School of Medicine covering the AIP and PIP technologies. The NYU patent applications relate to the AIPs and PIPs. A patent application covering the AIPs and PIPs has been filed in the United States, Europe, Japan, Australia, and Canada. In addition, the Company has an exclusive license to all inventions in the field arising from ongoing research.

         The Company has not filed for any copyright or trademark protection to date. The following is a breakdown of the issued and pending patents the Company has acquired rights to

         ISSUED PATENTS

U.S. Patent #5,171,750 issued December 15, 1992 for "Substituted Phenserines as Specific Inhibitors of Acetylcholinesterase". This patent expires December 15, 2009.

U.S. Patent #5,378,723 issued January 3, 1995 for "Carbamate Analogs of Triophysovemine and Method for Inhibiting Cholinesterases". This patent expires January 3, 2012.

U.S. Patent #5,409,948 issued April 25, 1995 for "Method for Treating Cognitive Disorders with Phenserine". This patent expires December 15, 2009.

         PATENTS PENDING

         Note that there can be no assurance that corresponding patents will be issued or that the scope of the coverage claimed in the following patent applications will not be significantly reduced prior to any patent being issued.

         NYU filed a United States patent application entitled "PEPTIDES AND PHARMACEUTICAL COMPOSITIONS THEREOF FOR TREATMENT OF DISORDERS OR DISEASES ASSOCIATED WITH ABNORMAL PROTEIN FOLDING INTO AMYLOID OR AMYLOID-LIKE DEPOSITS." on June 6, 1995. Applicants: Claudio Soto, Marc Baumann, Blas Frangione.

         The NIH/NIA filed U.S. Patent Application Serial No. 08/096,207, on July 26, 1993, entitled, "Phenylcarbamates of (-)-Eseroline, (-)-N1-Noreseroline and (-)-N1-Benzylnoreseroline: Selective Inhibitors of Acetyl and/or Butyrylcholinesterase." Inventors: Brossi et al (NIA and NIDDK). This patent application is presently pending before the Board of Appeals of the U.S. Patent Office and contains claims directed to three novel compounds: (-)-2-methylphenylcarbamoyl, N1-noreseroline, N1 bezylnoreseroline and their pharmaceutically acceptable salts. Further claims are directed to pharmaceutical compositions containing at least one of such compounds and methods of inhibiting acetylcholinesterase or treating cholinergic diseases using such compounds.

         The Company filed in July of 1998 an additional application co-owned with the NIA entitled "HIGHLY SELECTIVE BUTYRYLCHOLINESTERASE INHIBITORS FOR ALZHEIMER'S DISEASE." This patent application seeks to protect certain butyrylcholinesterase inhibitor compounds and important platform technology for their use in the early diagnosis and treatment of AD and related conditions.

I.  COMPETITION

         The Company competes with many large pharmaceutical companies that are developing drug compounds similar to those being developed by the Company, especially in the area of acetylcholinesterase inhibitors. Many large pharmaceutical companies and smaller biotechnology companies have well funded research departments concentrating on therapeutic approaches to AD. The Company expects to encounter substantial competition for many of the principal pharmaceutical products it is developing, especially in the area of acetylcholinesterase inhibitors. However, the Company is not aware of any other commercial research programs in the area of butyrylcholinesterase inhibitors, and it believes that its patent protection covering the AIPs, if approved by the U.S. Patent Office, will offer broad based protection and will provide the Company with a significant competitive advantage to its competitors in that area.

         In the intense competitive environment that is the pharmaceutical industry, those companies that complete clinical trials, obtain regulatory approval and commercialize their drug products first will enjoy competitive advantages. The Company believes that the compounds covered by its patent rights have unique characteristics that may enable them, if fully developed, to have a substantial market impact.

J.  EMPLOYEES, INDEPENDENT CONTRACTORS, CONSULTANTS

         The Company currently has four full time employees, all of whom are in administration/management. These employees are Marvin S. Hausman, M.D., President & CEO, Michael M. Strage, Vice President and Treasurer, Michael R. Espey, Vice President and Secretary, and Linda Strascina, Director of Corporate Communications and Investor Relations. The Company expects to hire up to two more employees in 1999, in scientific management and support staff.

         Dr. Tadanobu Utsuki, a pharmaceutical chemist who is collaborating with Dr. Nigel Greig at the NIA on research concerning Phenserine and related compounds, signed a Professional Services Agreement with the Company on December 10, 1998 under which Dr. Utsuki performed research for the period from October 1, 1998 to January 1, 1999. Dr. Utsuki continues to do research for the Company on a month by month basis.

         The Company has and will continue to make use of outside consultants and advisors in the development of its pharmaceutical products. The Company has entered into arrangements with eight consultants or advisors, five of whom sit on the Company's Scientific Advisory Board. One of these consultants, Robert Burford, Ph.D., F.A.C.A., the Company's Assistant Vice President for Product Development, is directing the Company's cholinesterase inhibitor drug program, currently aimed at obtaining FDA approval for the initiation of Phase I clinical trials for Phenserine.

K.  DESCRIPTION OF PROPERTY

         The Company's operations are conducted from its offices in New York, New York, Seattle, Washington and Stevenson, Washington. The Stevenson, Washington facilities are provided to the Company by an officer of the Company on a partial reimbursement basis. The Company has leased office space in Seattle on a three month renewable basis. The Company has leased office space in New York for a one year period, renewable for an additional one year period.

         The Company does not currently own and the Company has not made any investments in real estate, including real estate mortgages, and the Company does not intend to make such investments in the near future.

                                     PART II

                             SELECTED FINANCIAL DATA

         The financial information set forth below for the period ended December 31, 1998 should be read in conjunction with the detailed information in the financial statements and notes thereto appearing in Exhibits A - C.

         The financial information set forth below for the period ended December 31, 1998 and 1997 have been audited by Richard A. Eisner & Company, LLP, independent certified public accountants.

SUMMARY FINANCIAL INFORMATION

                                                                       January 9, 1997           January 9, 1997
                                            For the Year               (inception)               (inception)
                                            Ended                      through                   through
                                            Dec. 31, 1998              Dec. 31, 1997             Dec. 31, 1998
                                            -------------              ----------------          ----------------
INCOME STATEMENT DATA:
Costs and Expenses:
  Research and development                  $   353,000                $   482,000               $   835,000
  General and administrative                    289,000                    216,000                   505,000
                                            -----------                -----------               -----------
Loss from operations                           (642,000)                  (698,000)               (1,340,000)
Interest Expense                                (10,000)                         -                   (10,000)
                                            -----------                -----------               -----------
Net Loss                                    $  (652,000)               $  (698,000)              $(1,350,000)

Net loss per common shares -
  basic and diluted                         $     (0.07)               $     (0.08)

Weighted average shares -
  basic and diluted                           9,886,000                  9,230,000


                                            December 31,               December 31,
                                                1998                       1997
                                            ------------               ------------
BALANCE SHEET DATA:
Working capital/(deficiency)                $2,193,000                 $   94,000
Total assets                                    94,000                     31,000
Long-term debt                                 210,000                         -
Shareholders equity/(deficit)               $1,984,000                 $   32,000


                                    PART III

                        DIRECTORS AND EXECUTIVE OFFICERS

         The current executive officers, directors and significant employees of the Company are as follows:

NAME                             AGE               POSITION
----                             ---               --------
Marvin S. Hausman, M.D.          57                President & Chief Executive
                                                   Officer, Director

Albert D. Angel                  62                Chairman of the Board
                                                   of Directors

Michael M. Strage                40                Vice President, Treasurer,
                                                   Director

Michael R. Espey                 37                Vice President, Secretary,
                                                   Director

Christopher Wetherhill           50                Director

         Each director is elected to hold office for a one year term or until the next annual meeting of stockholders and until his successor is elected and qualified. The officers of the Company serve at the pleasure of the Company's Board of Directors (the "Board").

         The following sets forth certain biographical information with respect to the directors and executive officers of the Company.

MARVIN S. HAUSMAN, M.D. Marvin Hausman has served as a Director and President & CEO of the Company since January 1999, and as a Director and President & CEO of the predecessor company, Axonyx Inc., from January 1997 to December 1998. Dr. Hausman was a founder of Medco Research Inc., a pharmaceutical biotechnology company specializing in adenosine products. He has thirty years experience in drug development and clinical care. Dr. Hausman received his medical degree from New York University School of Medicine in 1967 and has done residencies in General Surgery at Mt. Sinai Hospital in New York, and in Urological Surgery at U.C.L.A. Medical Center in Los Angeles. He also worked as a Research Associate at the National Institutes of Health, Bethesda, Maryland. He has been a Lecturer, Clinical Instructor and Attending Surgeon at the U.C.L.A. Medical Center Division of Urology and Cedars-Sinai Medical Center, Los Angeles. He has been a Consultant on Clinical/Pharmaceutical Research to various pharmaceutical companies, including Bristol-Meyers International, Mead-Johnson Pharmaceutical Company, Medco Research, Inc., and E.R. Squibb. Since October 1995 Dr. Hausman has been the President of Northwest Medical Research Partners, Inc., a medical technology and transfer company. He was a member of the board of directors of Medco Research, Inc. from May 1996 to July 1998. Dr Hausman has been a member of the board of directors of Regent Assisted Living, Inc., a company specializing in building assisted living centers including care of senile dementia residents, since March 1996.

ALBERT D. ANGEL, ESQ. Albert Angel has served as Chairman of the Board of Directors of the Company since January 1999 and served as Chairman of the Board of Directors of the predecessor company, Axonyx Inc., from April 1997 to December 1998. Mr. Angel has more than 30 years of experience in the pharmaceutical and biotechnology fields, primarily at Merck & Co., Inc. Mr. Angel received his law degree from Yale Law School in 1960 and, after army service, was with the firm of Hughes Hubbard Blair & Reed until 1967. Mr. Angel joined Merck in 1967 as Latin American attorney and served successively as European Counsel and International Counsel until 1977 when he relocated to London as Vice-President of Merck Sharp & Dohme (Europe), Inc. During the next 8 years he served first as Regional Director responsible for Merck's Scandinavian businesses and then as Chairman and Managing Director of Merck Sharp & Dohme Limited responsible for business activities in the United Kingdom, Ireland and Anglophone Africa. From 1985 to 1993 Mr. Angel served as Vice-President, Public Affairs for Merck & Co., Inc. Since 1993 Albert Angel has been President of Angel Consulting and since November 1994 Mr. Angel has been a partner in Naimark & Associates, both of which provide management, marketing, planning and public affairs advice to pharmaceutical and biotechnology companies. He is also vice-chair of the National Board of Trustees of the National Jewish Medical and Research Center (Denver, Colorado).

CHRISTOPHER WETHERHILL Christopher Wetherhill has served as a Director of the Company since January 1999 and served as a Director of the predecessor company, Axonyx Inc., from August 1997 to December 1998. From 1971 until 1977 he was the manager of the accounting and management services department at Arthur Young & Co., now Ernst & Young, Bermuda. From 1977 to 1981, he was a director and financial controller of Offshore Contractors (Bermuda) Limited, a Bermuda company involved in offshore oil platform construction and shipping. He is a Fellow of the Institute of Chartered Accountants in England and Wales, a member of the Bermudian and Canadian Institutes of Chartered Accountants, and a Fellow of the Institute of Directors and Freeman of the City of London. Since September 21, 1994, Mr. Wetherhill has been the managing director of Boundary Bay Investments Limited, a major shareholder of the Company. Mr. Wetherhill is a chartered accountant and from September 1981 to June 1996, he WAS the President and Chief Executive Officer of Hemisphere Management Limited of Bermuda, a corporate management company. From June 1996 to the present Mr. Wetherhill has been President & CEO of MRM Financial Services Ltd. (the parent company of Hemisphere Management Limited).

MICHAEL M. STRAGE, ESQ. Mr. Strage has been a Director, Vice President and Treasurer of the Company since January 1999 and was a Director and Vice President of the predecessor company, Axonyx Inc., from January 1997 to December 1998. He served as Axonyx Inc.'s Secretary from January 1997 until September 1998, and as Treasurer until the merger in December 1998. Michael Strage is an attorney with experience in corporate transactions, commercial and securities law, and litigation. From August 1986 to March 1991 Mr. Strage was an assistant district attorney at the Manhattan District Attorney's office. From April 1991 until March 1996, Mr. Strage was an associate at the Los Angeles law firm of Hancock, Rothert &

Bunschoft. From April 1996 to August 1998 Mr. Strage was an employee at Espey & Associates, Inc., a New York firm, where he was involved in structuring several transnational securities placements.

MICHAEL R. ESPEY, ESQ. Mr. Espey has been a Director, Vice President and Secretary of the Company since January 1999 and was a Director and Vice President of the predecessor company, Axonyx Inc., since January 1997. He served as Axonyx Inc.'s Treasurer from January 1997 until September 1998, and as Secretary until the merger in December 1998. Michael Espey is an attorney based in Seattle, Washington with extensive experience in securities law and investment banking. From October 1994 to December 1995 Mr. Espey served as General Counsel for the securities firm of Lee, Van Dyk, Zivarts, Pingree & Co. in Seattle. From January 1996 to March 1996 Mr. Espey was a self-employed attorney practicing corporate and securities law. From April 1996 to August 1998 Mr. Espey worked at Espey & Associates, Inc. a New York firm where he was involved in structuring several transnational securities placements.

         Michael Strage is married to Michael Espey's sister. There are no other family relationships between any of the officers and directors.

                                     PART IV

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

         The following discussion and analysis should be read in conjunction with the financial statements of the Company and the notes thereto appearing in Exhibits A: Audited Financial Statements for December 31, 1998 and Exhibits B and C: Unaudited Quarterly Financial Statements for March 31, 1999 and for June 30, 1999.

         The Company's current business strategy is to pursue three different types of products for the treatment of AD and one for prion-related diseases. The AD targeted approaches include: (1) Phenserine, a potent inhibitor of acetylcholinesterase, (2) a butyrylcholinesterase inhibitor which will be chosen from a series of selectively acting compounds, the best studied of which is Cymserine, and (3) compounds called Amyloid Inhibitory Peptides
(AIPs) which may prevent and reverse the formation of amyloid plaques in AD and in diseases of peripheral amyloidosis. The Company is also conducting research on compounds called Prion Inhibitory Peptides (PIPs) designed for the diagnosis and treatment of prion diseases such as Bovine Spongiform Encephalopathy (also known as "Mad Cow Disease") and the human form of the disease, Creutzfeldt Jakob Disease, new variant.

         Axonyx's plan is to: (1) identify, acquire and exploit rights to new technologies and compounds relating to AD and other neurological disorders;
(2) enhance the value of those assets through further research and clinical testing; (3) perform clinical studies towards regulatory approval and market its drugs through profitable licensing agreements with major pharmaceutical companies such as Ares Serono; and (4) work to develop other promising compounds in-house and in collaboration with third parties such as its current Licensors at New York University and the National Institute of Aging, and through corporate joint ventures with companies such as Ares Serono International, S.A., a subsidiary of which signed a Development Agreement and Right to License Agreement with Axonyx in May 1999. Axonyx intends to develop other corporate partnerships with established and well capitalized pharmaceutical companies for the clinical development of its compounds and for their production, commercialization and marketing. The Company expects to derive its revenues from patent sub-licensing fees, royalties from pharmaceutical sales, appropriate milestone payments, and research and development contracts.

         While the Company has generated some revenue from its Development Agreement with Ares Serono, it does not anticipate additional revenues during its 1999 fiscal year. There can be no assurance that additional revenues from patent licensing or research and development contracts will be generated.

A.  PLAN OF OPERATION

         The Company's predecessor Axonyx Inc. commenced operations in January 1997. The Company is in the development stage, and its efforts have been principally devoted to research and development activities and organizational efforts, including the development of pharmaceutical compounds and product candidates for the diagnosis and treatment of Alzheimer's Disease, other forms of dementia, Bovine Spongiform Encephalopathy and Creutzfeldt Jakob Disease, new variant, recruiting its scientific and management personnel and advisors and raising capital.

         The Company's plan of operation for the next 12 months will consist of research and development and related activities aimed at:

(1) initiating Phase I clinical trials on its lead acetylcholinesterase inhibitor, Phenserine. See Part I. Description of Business - Axonyx Drug Discovery Programs - Program 1: Inhibitors of Acetylcholinesterase and Beta-Amyloid Precursor Protein (Beta-APP) Formation.

(2) further preclinical development at the NIA of the other acetylcholinesterase inhibitors, Tolserine and Thiatolserine, and continued study of the activity of the Phenserine analogues.

(3) further preclinical development at the NIA of the butyrylcholinesterase inhibitor, Cymserine and active analogues. See Part I. Description of Business - Axonyx Drug Discovery Programs - Program 2: Inhibitors of Butyrylcholinesterase and Beta-Amyloid Precursor Protein (Beta-APP) Formation.

(4) further preclinical development of the Amyloid Inhibiting Peptides at NYU and at Ares Serono, additional work at other facilities with IN VIVO studies and development of a peptido-mimetic. See Part I. Description of Business - Axonyx Drug Discovery Programs - Program 3:
         Amyloid Inhibiting Peptides (AIPs).

(5) further preclinical development of the Prion Inhibiting Peptides at NYU. See Part I. Description of Business - Axonyx Drug Discovery Programs - Program 4: Prion Inhibiting Peptides (PIPs).

(6)      hiring a product development director.

(7) seeking to establish additional strategic partnerships for the development, marketing, sales and manufacturing of the Company's proposed products. See Part I. Description of Business - Business Strategy.

         The actual research and development and related activities of the Company may vary significantly from current plans depending on numerous factors, including changes in the costs of such activities from current estimates, the results of the Company's research and development programs, the results of clinical studies, the timing of regulatory submissions, technological advances, determinations as to commercial viability and the status of competitive products. The focus and direction of the Company's operations will also be dependent on the establishment of the Company's collaborative arrangement with other companies, the availability of financing and other factors.

B.  RESULTS OF OPERATIONS

         Since the commencement of operations of its predecessor in January 1997, the Company's efforts have been principally devoted to research and development of its licensed pharmaceutical compounds, corporate consolidation, and raising capital.

         For the year ended December 31, 1998, the Company incurred a loss from operations of $614,000 compared to a loss from operations of $698,000 for the period from January 9, 1997 (inception) through December 31, 1997.

         For the year ended December 31, 1998 the Company incurred research and development costs of $353,000 compared to $482,000 for the period from inception to December 31, 1997. The higher expenses for 1997 were largely due to initial expenses associated with the Company's licensing agreements with NYU and CURE, LLC and the engagement of a consultant in 1997.

         For the year ended December 31, 1998 the Company incurred general and administrative costs of $261,000 compared to $216,000 for the period from inception to December 31, 1997. The increase was due to an overall increase in costs due to the Company's activities associated with patent support and the Company's research and development activities.

         For the three months ended June 30, 1999, the Company realized revenue in the amount of $250,000 in the form of a fee from Ares Serono pursuant to the Development Agreement and Right to License.

         For the three months ended June 30, 1999 the Company incurred a loss from operations of $411,000 compared to a loss from operations of $145,000 for the three months ended June 30, 1998. The Company incurred a loss from operations of $901,000 for the six months ended June

30, 1999 compared to a loss from operations of $291,000 for the six months ended June 30, 1998. The increase is due to additional research and development activities and an increase in general and administrative expenses. The Company expects to incur additional losses for the foreseeable future.

         For the three months ended June 30, 1999 the Company incurred research and development costs of $157,000 compared to $94,000 for the three months ended June 30, 1998. The Company incurred research and development costs of $278,000 for the six month period ended June 30, 1999 compared to $180,000 for the six months ended June 30, 1998. The increase is due to the engagement of additional consultants and a scientist.

         For the period ended June 30, 1999 the Company incurred general and administrative costs of $504,000 compared to $51,000 for the three months ended June 30, 1998. The Company incurred general and administrative costs of $873,000 for the six months ended June 30, 1999 compared to $111,000 for the six months ended June 30, 1998. The increase is due to hiring employees, the recognition of fair value of options issued to consultants and advisors, an overall increase in costs due to the Company's activities associated with patent support and promotional activities and the Company's activities associated with research and development.

C.  LIQUIDITY AND CAPITAL RESOURCES

         As of June 30, 1999, the Company had $2,008,000 in cash and cash equivalents. The Company does not have any available lines of credit. Since inception the Company has financed its operations through loans from a shareholder and from private placements of equity securities.

         Pursuant to its present cost projections, the Company has determined that it will require funding in the amount of approximately $2.2 million through August 31, 2000, however thereafter the Company may need to raise additional capital. In order to satisfy this funding requirement, during the period between October 1998 and December 1998, the Company received net proceeds of approximately $2.5 million from the sale of Units consisting of 1,030,000 shares of Common Stock and Common Stock Purchase Warrants to purchase 1,030,000 shares of Common Stock at an exercise price of $3.75. In addition, the Company received $250,000 in June 1999 in the form of a fee from Ares Serono pursuant to the Development Agreement and Right to License.

         The Company believes that it has sufficient capital resources to finance the Company's plan of operation for at least the next 12 months ending August 2000. The Company is currently undertaking a $5 million equity placement of units composed of shares of common stock and common stock purchase warrants, and is pursuing sub-licensing and other collaborative arrangements that may generate additional capital for the Company. As of August 18, 1999, proceeds in the amount of $1,200,000.00 have been received by the Company in relation to its current equity private placement. However, there can be no assurance that the Company will generate sufficient additional revenues, if any, to fund its operations beyond this 12 month period ended August 31, 2000, that the current equity financing will continue to be successful, or that other potential financings through bank borrowings, debt or equity offerings, or otherwise, will be available on acceptable terms or at all.

                                     PART V

   MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER
                              STOCKHOLDER MATTERS

         The Company's Common Stock is traded on the OTC Bulletin Board under the symbol "AXYX" and commenced its trading under that symbol on January 4, 1999. Prior to the merger the Common Stock was quoted under the symbol "IONO" with trading commencing beginning July 23, 1998. The following table sets forth the high and low bid quotations for the Common Stock for the periods indicated. These quotations reflect prices between dealers, do not include retail mark-ups, mark-downs, and commissions and may not necessarily represent actual transactions. These bid quotations have been adjusted retroactively by the pre-merger company Ionosphere, Inc.'s one for two reverse stock split in conjunction with the merger on December 28, 1998 and the Company's two for one forward stock split of February 23, 1999.

Period                                   High            Low
------                                   -----           ------
Third Quarter ended 9/30/98              $ 3.00          $0.25
Fourth Quarter ended 12/31/98            $ 5.50          $0.25

First Quarter ended 3/31/99              $ 9.25          $2.50
Second Quarter ended 6/30/99             $11.00          $6.00
July 1, 1999 to August 18, 1999          $ 9.25          $6.75

         The transfer agent of the Company is Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501.

         As of August 25, 1999 there were approximately 347 holders of record of the Company's Common Stock, of which 12,626,002 were issued and outstanding.

         The Company has never paid cash dividends on its Common Stock. The Company presently intends to retain future earnings, if any, to finance the expansion of its business and does not anticipate that any cash dividends will be paid in the foreseeable future. The future dividend policy will depend on the Company's earnings, capital requirements, expansion plans, financial condition and other relevant factors.

                                     PART VI

                             MARKET RISK DISCLOSURES

         The pre-merger company, Ionosphere did not hold any market risk sensitive instruments during the last fiscal year of 1998. Ionosphere did briefly hold a fixed rate Note Recievable in the amount of $45,000 and a $260,000 Deed of Trust that bore no interest rate during 1998. Neither instrument was held by Ionosphere, Inc. at the time of the merger with Axonyx Inc. on December 28, 1998.

         The predecessor company, Axonyx Inc. did not hold any market risk sensitive instruments during the 1998 fiscal year. Axonyx Inc., as of December 31, 1998 held certificates of deposits at two institutions in the amount of $900,000. Those certificates of deposit earn fixed rates of interest between 3.20% and 4.35%. As of June 30, 1999, the Company held certificates of deposit in four institutions in an aggregate amount of $1,019,000, each earning fixed rates of interest. In addition, the Company maintains a money market account which, as of June 30, 1999, held the sum of $452,000.

                                    PART VII

   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
                                  DISCLOSURE

         Pursuant to the merger between Ionosphere, Inc. and Axonyx Inc., the management of the Company decided, on a post merger basis, to retain Richard
A. Eisner & Company, LLC ("RAE") as independent auditors of the Company. RAE had audited the financial statements of Axonyx Inc. for the fiscal year ended December 31, 1997. The Board of Directors of Axonyx Inc. appointed RAE as accountants for the Company on December 1, 1998 to audit the financial statements of the Company for the year ending December 31, 1998. This decision was ratified at a Special Meeting of Stockholders of Axonyx Inc. on December 28, 1998 concurrent with the consummation of the merger.

         Barry L. Friedman, CPA of 1582 Tulita Drive, Las Vegas, NV 89123 audited the financial statements of Ionosphere, Inc. for various periods from July 29, 1997 (inception) to May 21, 1998. During the engagement of Mr. Friedman as independent auditors of Ionosphere, Inc., there were no disagreements between the Company and either auditor on any matter accounting principles or practices, financial statement disclosure or auditing scope or procedure. Mr. Friedman noted Ionosphere, Inc.'s lack of operations and revenue and its need for additional capital. These factors raised substantial doubt about Ionosphere, Inc.'s ability to continue as a going concern. Mr. Friedman services as Ionosphere, Inc.'s independent auditor was ended on December 6, 1998 by Board of Directors resolution, the date on which James E. Slayton, CPA, was appointed as Ionosphere, Inc.'s interim independent auditor. The change of independent auditors was made on the basis of the relative fees charged by each individual and the time constraints imposed by the pending merger.

         James E. Slayton, CPA of 3867 West Market St., Suite 208, Akron, OH 44333 audited the balance sheet of Ionosphere, Inc. as of November 30, 1998 and the statements of operations, stockholder's equity and cash flows for the period January 1, 1998 to November 30, 1998. During the engagement of Mr. Slayton as the independent auditor of Ionosphere, Inc., there were no disagreements between the Company and Mr. Slayton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Mr. Slayton noted Ionosphere, Inc.'s lack of revenue and its need for additional capital. These factors raised substantial doubt about Ionosphere, Inc.'s ability to continue as a going concern.

ANY SHAREHOLDER THAT WISHES TO RECEIVE A COPY OF THE COMPANY'S AMENDED FORM 10-SB FILING AT NO CHARGE, SHOULD CONTACT MICHAEL R. ESPEY AT (206) 340-0211. THE AMENDED FORM 10-SB, AS WELL AS ALL OF THE DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE VIEWED VIA LINKS IN THE COMPANY'S WEBSITE AT WWW.AXONYX.COM.

                                    EXHIBIT A

                          AUDITED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

AXONYX INC.
(a development stage company)

CONTENTS


                                                                          PAGE
                                                                          ----

FINANCIAL STATEMENTS

  Independent auditors' report                                            F-2

  Balance sheet as of December 31, 1998                                   F-3

  Statements of operations for the year ended December 31, 1998, and for the periods from January 9, 1997 (commencement of
     operations) through December 31, 1997 and through
     December 31, 1998                                                    F-4

  Statements of changes in stockholders' equity for the year ended
     December 31, 1998 and for the periods from January 9, 1997
    (commencement of operations) through December 31, 1997 and
    through December 31, 1998                                             F-5

  Statements of cash flows for the year ended December 31, 1998, and for the periods from January 9, 1997 (commencement of
     operations) through December 31, 1997 and through
     December 31, 1998                                                    F-6

  Notes to financial statements                                           F-7


INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Axonyx Inc.


We have audited the accompanying balance sheet of Axonyx Inc. (a development stage company) as of December 31, 1998 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended, for the periods from January 9, 1997 (commencement of operations) through December 31, 1997 and through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements enumerated above present fairly, in all material respects, the financial position of Axonyx Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, and for the periods from January 9, 1997 through December 31, 1997 and through December 31, 1998, in accordance with generally accepted accounting principles.





New York, New York
February 15, 1999

With respect to Note G[5]
February 23, 1999

AXONYX INC.
(a development stage company)

BALANCE SHEET
DECEMBER 31, 1998


ASSETS
Current assets:
  Cash and cash equivalents                                                                 $  1,558,000
  Stock subscriptions receivable                                                                 750,000
  Other assets                                                                                     4,000
                                                                                            ------------
     Total current assets                                                                      2,312,000

Equipment, net                                                                                     1,000
                                                                                            ------------
                                                                                            $  2,313,000
                                                                                            ------------
                                                                                            ------------

LIABILITIES
Current liabilities:
  Accrued expenses                                                                          $    119,000

Convertible notes payable and accrued interest                                                   210,000
                                                                                           ------------
     Total liabilities                                                                           329,000
                                                                                            ------------

Commitments

STOCKHOLDERS' EQUITY (Note A)
Preferred stock - $.001 par value, 5,000,000 shares authorized; none issued
Common stock - $.001 par value, 25,000,000 shares authorized; 12,220,002 shares issued
  and outstanding                                                                                 12,000
Additional paid-in capital                                                                     3,363,000
Unearned compensation - stock/options                                                            (41,000)
Deficit accumulated during the development stage                                              (1,350,000)
                                                                                            ------------

     Total stockholders' equity                                                                1,984,000
                                                                                            ------------

                                                                                            $  2,313,000
                                                                                            ------------
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AXONYX INC.
(a development stage company)

STATEMENTS OF OPERATIONS

                                                                                  JANUARY 9, 1997
                                                                                 (COMMENCEMENT OF
                                                                                OPERATIONS) THROUGH
                                                        YEAR ENDED                  DECEMBER 31,
                                                        DECEMBER 31,      -----------------------------
                                                            1998              1997              1998
                                                        ------------      ------------     ------------
Costs and expenses:
  Research and development                              $   353,000       $   482,000      $    835,000
  General and administrative                                289,000           216,000           505,000
                                                        ------------      ------------     ------------


Loss from operations                                       (642,000)         (698,000)       (1,340,000)
Interest expense                                            (10,000)                0           (10,000)
                                                        ------------      ------------     ------------

NET LOSS/COMPREHENSIVE LOSS                             $  (652,000)      $  (698,000)     $ (1,350,000)
                                                        ------------      ------------     ------------
                                                        ------------      ------------     ------------

NET LOSS PER COMMON SHARE-BASIC AND DILUTED             $      (.07)      $      (.08)
                                                        ------------      ------------
                                                        ------------      ------------

WEIGHTED AVERAGE SHARES-BASIC AND DILUTED                 9,886,000       $ 9,230,000
                                                        ------------      ------------
                                                        ------------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AXONYX INC.
(a development stage company)

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(Note A)

                                       COMMON STOCK                                               DEFICIT
                                 ------------------------                      UNEARNED         ACCUMULATED
                                    NUMBER                   ADDITIONAL     COMPENSATION -      DURING THE          TOTAL
                                      OF                       PAID-IN          STOCK/          DEVELOPMENT     STOCKHOLDERS'
                                    SHARES        AMOUNT       CAPITAL         OPTIONS             STAGE            EQUITY
                                 ------------   ---------   ------------   ---------------     -------------    -------------
Issuance of founders'
   common stock at $.001
   per share                        7,900,000   $   8,000   $     (6,000)                                       $       2,000
Issuance of common
   stock - March 5, 1997
   at $.40 per share                1,000,000       1,000        399,000                                              400,000
Issuance of common
   stock to New York
   University and scientists
   at $.40 per share for
   services - April 1, 1997           600,000       1,000        239,000                                              240,000
Common stock issued to
   officer - August 27, 1997          500,000                    190,000   $      (190,000)                                 0
Stock options granted                                             57,000           (57,000)                                 0
Amortization                                                                        88,000                             88,000
Net loss                                                                                       $    (698,000)        (698,000)
                                 ------------   ---------   ------------   ---------------     -------------    -------------
BALANCE - DECEMBER 31,
   1997                            10,000,000      10,000        879,000          (159,000)         (698,000)          32,000
Issuance of common stock
   and warrants (net of
   expenses of $16,000)
   October 9, 1998 to
    December 31, 1998 at
   $25,000 per unit                 1,020,000       1,000      2,533,000                                            2,534,000
Shares deemed issued to
   stockholders (net
   of costs of $52,000) -
   December 28, 1998                1,200,002       1,000        (49,000)                                             (48,000)
Amortization                                                                       118,000                            118,000
Net loss                                                                                            (652,000)        (652,000)
                                 ------------   ---------   ------------   ---------------     -------------    -------------
BALANCE - DECEMBER 31,
   1998                            12,220,002   $  12,000   $  3,363,000   $       (41,000)    $  (1,350,000)   $   1,984,000
                                 ------------   ---------   ------------   ---------------     -------------    -------------
                                 ------------   ---------   ------------   ---------------     -------------    -------------


                       SEE NOTES TO FINANCIAL STATEMENTS

AXONYX INC.
(a development stage company)

STATEMENTS OF CASH FLOWS

                                                                                                        JANUARY 9, 1997
                                                                                                       (COMMENCEMENT OF
                                                                                                     OPERATIONS) THROUGH
                                                                YEAR ENDED                 DECEMBER 31,
                                                                DECEMBER 31,      ---------------------------
                                                                    1998              1997           1998
                                                               -------------      ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                    $    (652,000)     $   (698,000)  $ (1,350,000)
   Adjustments to reconcile net loss to net cash used in
      operating activities:
        Amortization                                                 118,000            88,000        206,000
        Cost of services paid with common stock                                        240,000        240,000
        Depreciation                                                                     1,000          1,000
        Changes in:
           Accrued expenses and interest                              67,000            62,000        129,000
                                                               -------------      ------------   ------------
              Net cash used in operating activities                 (467,000)         (307,000)      (774,000)
                                                               -------------      ------------   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of equipment                                                                (2,000)        (2,000)
                                                                                  ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from convertible notes payable                           200,000                          200,000
   Net proceeds from issuance of common stock and warrants         1,854,000           332,000      2,186,000
   Cost of merger                                                    (52,000)                         (52,000)
                                                               -------------      ------------   ------------
              Net cash provided by financing activities            2,002,000           332,000      2,334,000
                                                               -------------      ------------   ------------
NET INCREASE IN CASH AND CASH EQUIVALENTS                          1,535,000            23,000      1,558,000
Cash and cash equivalents at beginning of period                      23,000                 0              0
                                                               ------------      ------------   ------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                     $   1,558,000      $     23,000   $  1,558,000
                                                               -------------      ------------   ------------
                                                               -------------      ------------   ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

AXONYX INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


NOTE A - THE COMPANY

lonosphere, Inc. ("lonosphere"), an inactive corporation, was incorporated in the State of Nevada on July 29, 1997. Effective December 28, 1998, Axonyx Inc. ("Axonyx" or the "Company"), a Delaware corporation (formed September 1996), merged into Ionosphere, an inactive corporation. The merger was consummated through an exchange of shares that resulted in the former Axonyx stockholders receiving control of Ionosphere (see below for further discussion). The merger has been treated as a capital transaction for accounting purposes. In connection therewith, Axonyx's historic capital accounts were retroactively adjusted to reflect the equivalent number of shares issued by Ionosphere in the transaction while Axonyx's historical accumulated deficit was carried forward. The operations reflect those of Axonyx from the commencement of its operations (January 9, 1997). On December 28, 1998, Ionosphere changed its name to Axonyx Inc. Through December 31, 1998, the Company has been in the development stage and has conducted no revenue producing activities. The Company's efforts are devoted to the discovery, development and acquisition of proprietary pharmaceutical compounds and new technologies useful for the treatment of cognitive disorders including Alzheimer's Disease. In September 1996, the Company obtained an assignment of an option to negotiate a research and license agreement with New York University. The agreement covers the exclusive worldwide rights to a research project entitled "A New Therapeutic Approach for Alzheimer's Disease: Design of Anti-Amyloid Inhibitors of Amyloidogenesis" (see Note C). In addition, the assignment included the rights to acquire a license to certain proprietary bio-medical technology, patents and related intellectual property concerning an early stage compound known as "Phenserine" (see Note D). 3,300,000 shares of common stock were issued in exchange for these assignments of option rights.

As discussed above, the merger between Axonyx and Ionosphere is accounted for as a recapitalization. In accordance with the merger, Ionosphere issued 11,020,000 shares of its capital stock and 1,020,000 stock purchase warrants to the stockholders of Axonyx in exchange for the outstanding common shares and warrants of Axonyx.

The Company is subject to those risks associated with development stage companies. The Company has sustained recurring losses since inception and additional financing will be required by the Company to fund its research and development activities and to support operations. However, there is no assurance that the Food and Drug Administration will grant approval to the Company's products or that profitable operations can be attained.


NOTE B - SIGNIFICANT ACCOUNTING POLICIES

[1]    CASH EQUIVALENTS:

       The Company considers all short-term investments with a maturity of three months or less to be cash equivalents.

[2]    EQUIPMENT:

       Equipment is carried at cost less an allowance for depreciation. Depreciation is recorded using the straight-line method over its estimated useful life of five years.

[3]    RESEARCH, DEVELOPMENT AND PATENT:

       Research and development costs including certain costs related to patent applications are charged to operations as incurred.

AXONYX INC.
(a development stage company)


NOTE B - SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

[4]    USE OF ESTIMATES:

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

[5]    STOCK-BASED COMPENSATION:

       The Company accounts for its employee stock-based compensation plans using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees" and discloses the pro forma effects on net loss had the fair value of options been expensed. Under the provisions of APB 25, compensation cost for stock options is measured as the excess, if any, of the fair value of the Company's common stock at the date of the grant over the amount an employee must pay to acquire the stock.

[6]    FAIR VALUE OF FINANCIAL INSTRUMENTS:

       The carrying value of cash and accrued expenses approximates their fair value due to the short period to maturity of these instruments. The fair value of the convertible notes payable are not readily determinable due to the related party nature of those instruments.

[7]    NET LOSS PER COMMON SHARE:

       Statement of Financial Accounting Standards No.128, "Earnings Per Share" ("SFAS 128") requires the reporting of basic and diluted earnings/loss per share. Basic loss per share is calculated by dividing net loss by the weighted average number of outstanding common shares during the year. As all potential common shares are anti-dilutive, the effects of options, warrants and convertible securities are not included in the calculation of diluted loss per share.

[8]    RECENT PRONOUNCEMENTS:

       The Financial Accounting Standards Board has recently issued Statements of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure," No. 130, "Reporting Comprehensive Income" and No. 131, "Disclosures about Segments of an Enterprise and Related Information." The Company believes that the above pronouncements will not have a significant effect on the information presented in the financial statements.


NOTE C - AGREEMENT WITH NEW YORK UNIVERSITY ("NYU")

In April 1997, the Company entered into a research and license agreement with NYU, as amended to provide funding and sponsor the research relating to the diagnosis and treatment of Alzheimer's Disease and other amyloidosis disorders, in exchange for a payment of $25,000 upon signing of the agreement, sixteen consecutive quarterly payments of $75,000 beginning on April 1, 1997, and 600,000 shares of common stock with a fair value of $240,000 (issued to NYU and its scientists, collectively "NYU stockholders"). The agreement also provides for

AXONYX INC.
(a development stage company)


NOTE C - AGREEMENT WITH NEW YORK UNIVERSITY ("NYU") (CONTINUED)

payments to NYU aggregating $175,000 upon achieving certain clinical and regulatory milestones. In addition, the Company has agreed to pay NYU royalties of up to 4% of net product sales under the agreement with minimum royalty payments of $150,000 beginning January 1, 2003 through the expiration or termination of the agreement, as defined. Further, the Company is required to use its best efforts to raise an aggregate of $5,000,000 through one or more private placements of equity securities prior to April 1999, (excluding grace period) under the terms of its amended agreement with NYU. As of December 31, 1998, the Company has raised approximately $2,950,000 in equity financing.

Since entering into the agreement, the Company has paid $550,000 to NYU.


NOTE D - AGREEMENT WITH CURE, L.L.C. ("CURE")

On February 27, 1997, the Company entered into a sub-license agreement ("CURE Agreement") with CURE where the Company would receive the rights covering the patents that CURE obtained through the "PHS Patent License Agreement-Exclusive" it entered into with the Public Health Service. The CURE Agreement provided for a payment of $15,000 upon signing of the agreement and a payment of $10,000 six months after the signing of the agreement. The CURE Agreement also provides for payments to CURE aggregating $600,000 when certain clinical and regulatory milestones are achieved. In addition, the Company has agreed to pay CURE royalties of up to 3% of net product sales and sub-license royalties as defined under the agreement, with minimum annual royalty payments of $10,000 beginning on January 31, 2000 increasing to $25,000 per annum on commencement of sales of the product until the expiration or termination of the agreement. Any royalty payments made to CURE shall be credited against the minimum payments.

Since entering into the agreement, the Company has paid $25,000 to CURE.


NOTE E - INCOME TAXES

At December 31, 1998, the Company has available for federal income tax purposes a net operating loss carryforward of approximately $427,000, expiring through 2012, that may be used to offset future taxable income. Approximately $46,000 of such net operating loss carryforward is subject to an annual limitation as a result of merger referred to in Note A.

The deferred tax consequences of temporary differences in reporting items for tax and financial accounting purposes at December 31, 1998 result primarily from certain expenses, aggregating $727,000 relating to research and development which is not currently deductible. At December 31, 1998 and 1997, the Company has deferred tax assets of approximately $466,000 and $222,000. The Company has not recorded a benefit from its net operating loss carryforward or expenses not currently deductible because realization of the benefit is uncertain and, therefore, a valuation allowance of $466,000 has been provided for the deferred tax asset.

NOTE F - RELATED PARTY TRANSACTIONS

During 1998 and 1997, a stockholder provided the Company the use of facilities. There was no charge for such utilization of space. In addition, other stockholders provided administrative support services to the Company without remuneration. Such transactions were not material for the year ended December 31, 1998 and for the period from January 9, 1997 to December 31, 1997.

AXONYX INC.
(a development stage company)


NOTE F - RELATED PARTY TRANSACTIONS (CONTINUED)

In April and September of 1998, the Company issued convertible notes for an aggregate of $200,000 to a stockholder of the Company. The notes of $125,000 and $75,000 are due May 1, 2000 and September 1, 2000, respectively and bear interest at 9%. The Company may prepay the notes prior to maturity without penalty provided written notice is given 30 days prior to prepayment. The notes are convertible into common stock at $2 per share.

In September 1998, the Company entered into agreements with two executive officers/stockholders for consulting services to be rendered to the Company. Such arrangement provides for a base compensation of $7,000 per month through December 31, 1998.


NOTE G - STOCKHOLDERS' EQUITY

[1]    STOCKHOLDERS AGREEMENT:

       Pursuant to a stockholders' agreement between NYU stockholders and certain founding stockholders ("Founders"), such Founders may not transfer any shares without written notice to NYU. In addition, Founders shall not be granted registration rights unless NYU stockholders are granted such rights on the same terms and conditions. Such agreement terminates on an initial public offering.

[2]    PRIVATE PLACEMENT:

       During 1998, the Company sold 102 units in a private placement yielding net proceeds of $2,534,000. Each unit consisted of 10,000 shares of common stock and 10,000 warrants to purchase common stock (see Note G[3]).

[3]    WARRANTS:

       At December 31, 1998 the Company has outstanding 1,020,000 warrants to purchase common stock at $3.75 per share. Each warrant is exercisable through October 1, 2001. The warrants are subject to call by the Company if the average closing bid price of the Company's common stock is equal to or greater than $7.50 per share for any consecutive thirty days.

[4]    COMMON STOCK:

       In August 1997, the Company granted an officer 500,000 shares of common stock of which 250,000 shares vest through March 1, 1998 and thereafter on a monthly basis through March 1, 1999. The Company valued these shares at $190,000 which is being amortized over the vesting period. At December 31, 1998 437,446 shares were vested.


[5]    STOCK SPLIT:

       Effective February 23, 1999, the Company approved a 2 for 1 stock split of its common stock. All share amounts in the accompanying financial statements have been retroactively adjusted to reflect the stock split.

AXONYX INC.
(a development stage company)


NOTE G - STOCKHOLDERS' EQUITY (CONTINUED)

[6]    STOCK OPTIONS:

       The Company applies APB 25 and related interpretations in accounting for its employee stock options. Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") requires the Company to elect either fair-value expense recognition or the disclosure-only alternative for stock-based employee compensation. The expense recognition provision encouraged by SFAS 123 would require fair-value based financial accounting to recognize compensation expense for the employee stock compensation plans. The Company has elected the disclosure-only alternative.

       During 1998, the Board of Directors and the stockholders of the Company approved a Stock Option Plan ("1998 Plan") which provides for the granting of options to purchase up to 2,000,000 shares of common stock, pursuant to which officers, directors, advisors and consultants are eligible to receive incentive and/or nonstatutory stock options. Options granted under the 1998 Plan are exercisable for a period of up to 10 years from date of grant at an exercise price which is not less than the fair value on date of grant, except that the exercise period of options granted to a stockholder owning more than 10% of the outstanding capital stock may not exceed five years and their exercise price shall be granted at an option price not less than 110% of the fair value of the common stock at date of grant. Vesting of 1998 Plan options varies from fully vested at the date of grant to multiple year apportionment of vesting as determined by the Board of Directors.

       During the period ended December 31, 1997, Axonyx issued 150,000 options at an exercise price below the fair value of the stock to a consultant. Axonyx valued each of these options at $.38 representing the difference between the fair value of the common stock and the option exercise price, which will be amortized over the life of the respective agreements. In connection with the merger, these options were exchanged for options under the 1998 Plan with the same terms.

       Disclosures required under SFAS 123 for employee stock options granted as of December 31, 1998 and 1997 using the Black-Scholes option pricing model prescribed by SFAS 123 are provided below.

       The assumptions used and the weighted average information for the period ended December 31, 1997 is as follows:

             Risk-free interest rate                               5.76 - 5.81
             Expected dividend yield                                   0%
             Expected live                                          10 years
             Expected volatility                                       30%
             Weighted average grant-date fair value of options
                granted during the period                             $.38

       Management has determined that accounting for stock-based compensation under SFAS 123 would not have a significant effect on pro forma net loss for the year ended December 31, 1998 and for the period ended December 31, 1997 as the actual charge based on the intrinsic value approximates the fair value of the stock options.

AXONYX INC.
(a development stage company)


NOTE G - STOCKHOLDERS' EQUITY (CONTINUED)

[6]    STOCK OPTIONS:  (CONTINUED)

       Stock option activity under the 1998 Plan is summarized as follows:

                                                                                   WEIGHTED
                                                                                   AVERAGE
                                                                                   EXERCISE
                                                                      SHARES        PRICE
                                                                     ---------    ----------
             Options issued in exchange                               150,000     $   .02
                                                                      -------
                                                                      -------

             Options at end of year                                   150,000         .02
                                                                      -------
                                                                      -------

             Options exercisable at end of year                       105,000         .02
                                                                      -------
                                                                      -------

             Weighted average remaining contractual life
                 (in years) at end of year                             1.92
                                                                       ----
                                                                       ----

      As of December 31, 1998, 1,850,000 options are available for future grant under the 1998 Plan.

      On January 13, 1999, the Company granted 580,600 options to employees and consultants at exercise prices ranging from $2.88 to $3.11 per share under the 1998 Plan.

      In connection with the merger transaction (see Note A) the Company granted a consultant 30,000 stock options outside the 1998 Plan. The options are exercisable at $1.25 per share through January 5, 2001. In addition, the options have certain piggyback registration rights.

      In connection with the agreements entered into with NYU and its scientists the Company granted certain options to purchase additional shares up to a maximum of 6% of the outstanding shares of the Company at a purchase price of $.001 per share. The option agreements provide for the purchase of additional shares based on a formula when the Company's paid-in capital reaches $5,000,000 and $10,000,000. The Company may be required to record a charge to operations representing the fair value of the options when the paid-in capital milestones are reached. For the period ended December 31, 1998 the options were not exercisable.


NOTE H - COMMITMENTS

In January 1998, the Company entered into a consulting agreement which required a $5,000 payment upon signing and $5,000 plus the issuance of up to 2,000 shares of common stock upon the achievement of certain milestones relating to Phenserine. During 1998, $10,000 was paid to this consultant.

In February 1998, the Company contracted with an institution to provide certain pharmaceutical services at a cost of $13,500. During 1998 the Company paid $7,000 to this institution.


NOTE I - SUBSEQUENT EVENT

In January and February 1999, the Company collected the balance due on the common stock subscription receivable.

                                    EXHIBIT B

                         UNAUDITED FINANCIAL STATEMENTS
                                 MARCH 31, 1999

PART I. FINANCIAL INFORMATION

Item 1. Financial Statements

AXONYX INC.
(a development stage company)

BALANCE SHEETS


                                                                                      March 31,           December 31,
ASSETS                                                                                  1999                  1998
                                                                                     ----------           ------------
                                                                                     (unaudited)
Current Assets:
     Cash and cash equivalents                                                       $ 1,912,000           $ 1,558,000
     Stock subscription receivable                                                        50,000               750,000
     Other                                                                                 6,000                 4,000
                                                                                     -----------           -----------
              Total current assets                                                     1,968,000             2,312,000

Equipment, net                                                                             9,000                 1,000

Other assets                                                                               7,000                     -
                                                                                     -----------           -----------
                                                                                     $ 1,984,000           $ 2,313,000
                                                                                     -----------           -----------
                                                                                     -----------           -----------
LIABILITIES
Current liabilities:
     Accrued Expenses                                                                $    95,000           $   119,000

Convertible notes payable and accrued interest                                           215,000               210,000
                                                                                     -----------           -----------
              Total liabilities                                                          310,000               329,000
                                                                                     -----------           -----------
STOCKHOLDERS' EQUITY
Preferred stock - $.001 par value, 5,000,000 shares authorized; none issued
Common Stock - $.001 par value, 25,000,000 shares authorized; 12,230,002                  12,000                12,000
     and 12,210,002 shares issued and outstanding, respectively
Additional paid-in capital                                                             4,044,000             3,363,000
Unearned compensation - stock/options                                                   (551,000)              (41,000)
Deficit accumulated during development stage                                          (1,831,000)           (1,350,000)
                                                                                     -----------           -----------
              Total stockholders' equity                                               1,674,000             1,984,000
                                                                                     -----------           -----------
                                                                                     $ 1,984,000           $ 2,313,000
                                                                                     -----------           -----------
                                                                                     -----------           -----------

AXONYX INC.
(a development stage company)

STATEMENTS OF OPERATIONS
(unaudited)

                                                                                                    January 9,
                                                                                                       1997
                                                                                                   (inception)
                                                            Three months ended                       through
                                                                 March 31,                          March 31,
                                                       1999                   1998                    1999
                                                   -----------            ------------           -------------
Costs and expenses:
     Research and development                      $    121,000           $     86,000           $    956,000
     General and administrative                         369,000                 60,000                874,000
                                                   ------------           ------------           ------------
Loss from operations                               $   (490,000)          $   (146,000)          $ (1,830,000)

Interest income/(expense)-net                             9,000                      -                 (1,000)
                                                   ------------           ------------           ------------
Net loss                                           $   (481,000)          $   (146,000)          $ (1,831,000)
                                                   ------------           ------------           ------------
                                                   ------------           ------------           ------------

Net loss per common share                          $      (0.04)          $      (0.01)

Weighted average shares-basic and diluted            12,230,002             10,000,000


AXONYX INC.
(a development stage company)

STATEMENTS OF CASH FLOWS
(unaudited)


                                                                                                                     January 9,
                                                                                                                        1997
                                                                                                                    (inception)
                                                                              Three months ended                      through
                                                                                   March 31,                          March 31,
                                                                             1999                 1998                  1999
                                                                         -----------           -----------           -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Loss                                                            $  (481,000)          $  (146,000)          $(1,831,000)
     Adjustments to reconcile net loss to cash used in
        operating activities:
              Amortization                                                   151,000                30,000               357,000
              Cost of services paid with common stock                                                                    240,000
              Depreciation                                                     1,000                     -                 2,000
              Changes in:
                 other assets                                                 (9,000)                    -                (9,000)
                 accrued expenses and interest                               (19,000)               27,000               110,000
                                                                          ----------           -----------           -----------
                      Net cash used in operating activities                 (357,000)              (89,000)           (1,131,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of equipment                                                    (9,000)                    -               (11,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from convertible notes payable                                                         5,000               200,000
     Net proceeds from issuance of common stock and warrants                 720,000                20,000             2,906,000
     Cost of merger                                                                -                     -               (52,000)
                                                                          ----------           -----------           -----------
                      Net cash provided by financing activities              720,000                25,000             3,054,000

NET INCREASE IN CASH AND CASH EQUIVALENTS                                    354,000               (64,000)            1,912,000
Cash and cash equivalents at beginning of period                           1,558,000                23,000                     -
                                                                          ----------           -----------           -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                               $ 1,912,000           $   (41,000)          $ 1,912,000
                                                                          ----------           -----------           -----------
                                                                          ----------           -----------           -----------


AXONYX INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999


(1)  FINANCIAL STATEMENT PRESENTATION

The unaudited financial statements of Axonyx Inc. (the "Company") herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (SEC) and, in the opinion of management, reflect all adjustments (consisting only of normal recurring accruals) necessary to present fairly the results of operations for the interim periods presented. Certain information and footnote disclosure normally included in the financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted pursuant to such rules and regulations. However, management believes that the disclosures are adequate to make the information presented not misleading. These financial statements and notes thereto should be read in conjunction with the financial statements and the notes thereto for the year ended December 31, 1998 included in the Company's Form 10-SB filing. The results for the interim periods are not necessarily indicative of the results for the full fiscal year.

(2) NEW AGREEMENTS:

Effective as of May 17, 1999, Axonyx Inc. entered into a Development Agreement and Right to License (the "Development Agreement") with Applied Research Systems ARS Holding N.V., a wholly owned subsidiary of Ares Serono International, S.A ("Ares Serono"). Under the Development Agreement, the Company granted an exclusive right to license its patent rights and know-how regarding its amyloid inhibitory peptide (AIP) and prion inhibitory peptide (PIP) technology to Ares Serono. Ares Serono paid Axonyx a fee for the right to license of $250,000. The right to license has a one year term, renewable for an additional one year period upon payment of an additional fee of $500,000. In addition Ares Serono undertakes to conduct research on the AIP and PIP technology during the term of the Development Agreement. The parties also agreed to the basic licensing terms that will form the basis of a license agreement between the parties if Ares Serono exercises its right to license.

                                    EXHIBIT C

                         UNAUDITED FINANCIAL STATEMENTS
                                 JUNE 30, 1999

PART I. FINANCIAL INFORMATION

Item 1. Financial Statements

AXONYX INC.
(a development stage company)

BALANCE SHEETS


                                                                              June 30,      December 31,
                                                                                1999            1998
                                                                             -----------    ------------
                                                                             (unaudited)
ASSETS

Current Assets:
     Cash and cash equivalents                                                $2,008,000    $1,558,000
     Stock subscription receivable                                                    --       750,000
     Other                                                                        20,000         4,000
                                                                             -----------    -----------
              Total current assets                                             2,028,000     2,312,000

Equipment, net                                                                     9,000         1,000

Other assets                                                                       7,000            --
                                                                             -----------    -----------
                                                                              $2,044,000    $2,313,000
                                                                             -----------    -----------
                                                                             -----------    -----------

LIABILITIES

Current liabilities:
     Accounts payable and accrued expenses                                      $121,000      $119,000

Convertible notes payable and accrued interest                                   219,000       210,000
                                                                             -----------    -----------
              Total liabilities                                                  340,000       329,000
                                                                             -----------    -----------
                                                                             -----------    -----------
STOCKHOLDERS' EQUITY
Preferred stock - $.001 par value, 5,000,000 shares authorized; none issued
Common Stock - $.001 par value, 25,000,000 shares authorized; 12,366,002          12,000        12,000
     and 12,210,002 shares issued and outstanding, respectively.
Additional paid-in capital                                                     4,750,000     3,363,000
Unearned compensation - stock/options                                           (381,000)      (41,000)
Deficit accumulated during development stage                                  (2,677,000)   (1,350,000)
                                                                             -----------    -----------
              Total stockholders' equity                                       1,704,000     1,984,000
                                                                             -----------    -----------
                                                                              $2,044,000    $2,313,000
                                                                             -----------    -----------
                                                                             -----------    -----------

See notes to the financial statements

AXONYX INC.
(a development stage company)

STATEMENTS OF OPERATIONS
(unaudited)

                                                                                                   January 9,
                                                                                                     1997
                                                                                                  (inception)
                                        Three Months ended             Six months ended             through
                                          June 30, 1999                  June 30, 1999             June 30,
                                        1999           1998           1999           1998            1999
                                    ------------   ------------   ------------   ------------    ------------
Revenue                              $   250,000                   $   250,000                    $   250,000

Costs and expenses:
   Research and development             157,000    $    94,000        278,000    $   180,000       1,113,000
   General and administrative           504,000         51,000        873,000        111,000       1,378,000
                                    ------------   ------------   ------------   ------------    ------------
                                        661,000        145,000      1,151,000        291,000       2,491,000
                                    ------------   ------------   ------------   ------------    ------------

Loss from operations                   (411,000)      (145,000)      (901,000)      (291,000)     (2,241,000)

Interest income/(expense)-net             9,000             --         18,000             --           8,000
                                    ------------   ------------   ------------   ------------    ------------

Net loss                            $  (402,000)   $  (145,000)   $  (883,000)   $  (291,000)    $(2,233,000)
                                    ------------   ------------   ------------   ------------    ------------
                                    ------------   ------------   ------------   ------------    ------------

Net loss per common share           $     (0.03)   $     (0.01)   $     (0.07)   $     (0.03)

Weighted average shares
   basic and diluted                 12,252,135     10,000,000     12,241,069     10,000,000


See notes to the financial statements

AXONYX INC.
(a development stage company)

STATEMENTS OF CASH FLOWS
(unaudited)

                                                                                                 January 9,
                                                                                                    1997
                                                                                                (inception)
                                                                     Six months ended             through
                                                                          June 30,                June 30,
                                                                    1999           1998            1999
                                                                ------------   ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Loss                                                   $  (883,000)    $(291,000)     $(2,233,000)
     Adjustments to reconcile net loss to cash used in
        operating activities:
              Amortization                                          376,000        59,000          582,000
              Cost of services paid with common stock                19,000                        259,000
              Depreciation                                            1,000            --            2,000
              Changes in:
                other assets                                        (23,000)       (3,000)         (23,000)
                accrued expenses and interest                        11,000        48,000          140,000
                                                                ------------   ------------    ------------
                   Net cash used in operating activities           (499,000)     (187,000)      (1,273,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of equipment                                           (9,000)           --          (11,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from convertible notes payable                                      125,000          200,000
     Net proceeds from issuance of common stock and warrants        958,000        70,000        3,144,000
     Cost of merger                                                      --            --          (52,000)
                                                                ------------   ------------    ------------
                   Net cash provided by financing activities        958,000       195,000        3,292,000

NET INCREASE IN CASH AND CASH EQUIVALENTS                           450,000         8,000        2,008,000
Cash and cash equivalents at beginning of period                  1,558,000        23,000               --
                                                                ------------   ------------    ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                       $2,008,000     $  31,000      $ 2,008,000
                                                                ------------   ------------    ------------
                                                                ------------   ------------    ------------

See notes to the financial statements

AXONYX INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999


(1)  FINANCIAL STATEMENT PRESENTATION

The unaudited financial statements of Axonyx Inc. (the "Company") herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (SEC) and, in the opinion of management, reflect all adjustments (consisting only of normal recurring accruals) necessary to present fairly the results of operations for the interim periods presented. Certain information and footnote disclosure normally included in the financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted pursuant to such rules and regulations. However, management believes that the disclosures are adequate to make the information presented not misleading. These financial statements and notes thereto should be read in conjunction with the financial statements and the notes thereto for the year ended December 31, 1998 included in the Company's Form 10-SB filing. The results for the interim periods are not necessarily indicative of the results for the full fiscal year.

(2)  NEW AGREEMENTS:

Effective as of May 17, 1999, Axonyx Inc. entered into a Development Agreement and Right to License (the "Development Agreement") with Applied Research Systems ARS Holding N.V., a wholly owned subsidiary of Ares Serono International, SA ("Ares Serono"). Under the Development Agreement, the Company granted an exclusive right to license its patent rights and know-how regarding its amyloid inhibitory peptide (AIP) and prion inhibitory peptide (PIP) technology to Ares Serono. Ares Serono paid Axonyx a nonrefundable fee for the right to license of $250,000. The right to license has a one year term, renewable for an additional one-year term upon payment of an additional $500,000. In addition Ares Serono undertakes to conduct research on the AIP and PIP technology during the term of the Development Agreement. The parties also agreed to the basic licensing terms that will form the basis for the license agreement between the parties if Ares Serono exercises its right to license.

On June 18, 1999 the Company issued 200,000 shares of restricted common stock to Infusion Capital Investment Corporation ("ICIC") pursuant to a Consulting Agreement under which ICIC and its affiliates undertook to perform certain investor relations and corporate development services on behalf of the Company. 100,000 shares out of the 200,000 shares of common stock issued to ICIC were placed in an escrow account pursuant to an Escrow Agreement dated June 11, 1999 by an between the Company, ICIC and Atlas, Pearlman, Trop & Borkson, the escrow agent. The 100,000 shares of restricted common stock held in the escrow account will be released to ICIC on December 11, 1999 unless the Company decides not to extend ICIC's retention under the Consulting Agreement for an additional six months. The shares issued to ICIC were valued at fair value.

(3)  PRIVATE PLACEMENT:

In May 1999 the Company commenced a private placement of up to 200 units for $25,000 per unit. Each unit consists of 4,000 shares of common stock an d 2,000 common stock purchase warrants to purchase one share of common stock at a price of $11.00. The warrants expire August 1, 2004. Through June 30, 1999, the Company had sold 8 units. Between June 30 and August 11, the Company sold an additional 25 units.

                                      PROXY

                           FOR THE 1999 ANNUAL MEETING
                               OF STOCKHOLDERS OF
                                   AXONYX INC.

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints Michael Strage and Michael Espey with the power of substitution, attorneys and proxies to appear and vote at an Annual Meeting of Stockholders of Axonyx, Inc. to be held on September 17, 1999, at 10:00 a.m., at One Riverfront Plaza, 16th Floor, Newark, New Jersey 07102-5487, and at any adjournments thereof, with all the powers the undersigned would possess if personally present, including authority to vote on the matters shown below in the manner directed and upon any other matter which may properly come before the meeting.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AXONYX INC. Except as specified to the contrary below, the shares represented by this proxy will be voted FOR Proposals 1 and 2. The undersigned hereby revokes any proxy previously given to vote such shares at the meeting or at any adjournment.

         Please return promptly in the enclosed envelope.

         PLEASE MARK THE FOLLOWING WITH AN "X."


1. Directors recommend: a vote for each of the following nominee directors #1 Albert D. Angel, #2 Marvin S. Hausman. M.D., #3 Michael
         M. Strage, #4 Michael R. Espey, #5 Christopher Wetherhill

         FOR ALL NOMINEES                                     [    ]

         WITHHOLD ALL NOMINEES                                [    ]

         WITHHOLD AUTHORITY TO VOTE
         FOR ANY INDIVIDUAL NOMINEE.
         WRITE NUMBER(S) OF NOMINEE(S) BELOW.

         -----------------------------------------------------

2. Ratification of the appointment of Richard A. Eisner & Co., LLP as auditors of Axonyx Inc.'s financial statements for the fiscal year ending December 31, 1999.

         [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN

         PLEASE VOTE, DATE AND SIGN YOUR NAME(S) EXACTLY AS PRINTED ON THIS PROXY, INDICATING WHERE APPLICABLE, OFFICIAL POSITION OR REPRESENTATIVE CAPACITY.


                                        ---------------------------------------
                                        Print Name



                                        ---------------------------------------
                                        Signature



                                        ---------------------------------------
                                        (Additional signature, if held jointly)


DATE: _______________________________________


                PLEASE RETURN THIS PROXY IN THE POSTAGE PAID,
PRE-ADDRESSED ENVELOPE ENCLOSED.